Filed Pursuant to Rule 433
                                                             File No. 333-132809

                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2006-HE8 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $975,521,000
                                  (Approximate)

                                 GSAMP 2006-HE8
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

------------ ----------------- -------------- --------------- ---------------- -------------- --------------------- ----------------
               Approximate        Primary                         Initial        Estimated                              Expected
                Principal       Collateral       Expected      Pass-Through      Avg. Life     Principal Payment       Moody's/S&P
Certificates  Balance($)(1)(4)     Group      Credit Support      Rate(5)        (yrs)(2)         Window(2)(3)         Ratings(6)
------------ ----------------- -------------- --------------- ---------------- -------------- --------------------- ----------------
 A-1           355,123,000        Group I         25.10%        LIBOR + [ ]%       1.94          01/07 - 02/13           Aaa/AAA
 A-2A          230,732,000       Group II         25.10%        LIBOR + [ ]%       1.00          01/07 - 10/08           Aaa/AAA
 A-2B           65,771,000       Group II         25.10%        LIBOR + [ ]%       2.00          10/08 - 03/09           Aaa/AAA
 A-2C           85,236,000       Group II         25.10%        LIBOR + [ ]%       3.00          03/09 - 09/12           Aaa/AAA
 A-2D           33,475,000       Group II         25.10%        LIBOR + [ ]%       6.12          09/12 - 02/13           Aaa/AAA
 M-1            45,768,000     Group I & II       20.65%        LIBOR + [ ]%       3.92          07/10 - 03/11           Aa1/AA+
 M-2            41,654,000     Group I & II       16.60%        LIBOR + [ ]%       4.76          03/11 - 10/12           Aa2/AA
 M-3            25,198,000     Group I & II       14.15%        LIBOR + [ ]%       6.14          10/12 - 02/13           Aa3/AA-
 M-4            21,598,000     Group I & II       12.05%        LIBOR + [ ]%       4.43          06/10 - 02/13            A1/A+
 M-5            20,570,000     Group I & II       10.05%        LIBOR + [ ]%       4.39          05/10 - 02/13            A2/A
 M-6            16,970,000     Group I & II       8.40%         LIBOR + [ ]%       4.35          04/10 - 02/13            A3/A-
 M-7            12,856,000     Group I & II       7.15%         LIBOR + [ ]%       4.33          03/10 - 02/13          Baa1/BBB+
 M-8            8,742,000      Group I & II       6.30%         LIBOR + [ ]%       4.31          03/10 - 02/13          Baa2/BBB
 M-9            11,828,000     Group I & II       5.15%         LIBOR + [ ]%       4.30          02/10 - 02/13          Baa2/BBB-
------------ ----------------- -------------- --------------- ---------------- -------------- --------------------- ----------------
Total        $975,521,000
------------ ----------------- -------------- --------------- ---------------- -------------- --------------------- ----------------

Non-Offered Certificates
------------------------

------------ ----------------- -------------- --------------- ---------------- -------------- --------------------- ----------------
 B-1            16,970,000     Group I & II       3.50%        LIBOR + [ ]%         N/A               N/A                 N/A
 B-2            14,399,000     Group I & II       2.10%        LIBOR + [ ]%         N/A               N/A                 N/A
------------ ----------------- -------------- --------------- ---------------- -------------- --------------------- ----------------
Total         $31,369,000
------------ ----------------- -------------- --------------- ---------------- -------------- --------------------- ----------------

(1) The principal balances of the certificates are calculated based on mortgage loan balances as of the statistical calculation date, rolled one month forward using 8% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% clean-up call on all certificates.

(3) The final scheduled distribution date for the certificates is the distribution date in January 2037.

(4) The initial aggregate principal balance of the certificates will be subject to an upward or downward variance of no more than approximately 10%.

(5) See the "Structure of the LIBOR Certificates" section of this term sheet for more information on the pass-through rates of the certificates.

(6) The ratings on the certificates do not constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of interest on the certificates other than accrued certificate interest (as described in this term sheet) or the possibility that a holder of a certificate might realize a lower than anticipated yield.


Selected Mortgage Pool Data(7)
---------------------------

---------------------------------------------- -------------------------------- --------------------------------- ----------------
                                                           Group I                        Group II                   Aggregate
                                               -------------------------------- --------------------------------- ----------------
                                               Adjustable-Rate   Fixed-Rate     Adjustable-Rate    Fixed-Rate
---------------------------------------------- --------------- ---------------- ---------------- ---------------- ----------------
Aggregate Scheduled Principal Balance:           $387,601,028      $90,059,304     $451,615,425     $106,809,306    $1,036,085,063
Number of Mortgage Loans:                               2,254              609            2,019            1,061             5,943
Average Scheduled Principal Balance:                 $171,961         $147,881         $223,683         $100,669          $174,337
Weighted Average Gross Interest Rate:                  8.655%           8.087%           8.529%           9.157%            8.603%
Weighted Average Net Interest Rate:(8)                 8.145%           7.577%           8.019%           8.647%            8.093%
Weighted Average Current FICO Score:                      606              624              623              641               619
Weighted Average Original LTV Ratio:                   80.28%           76.80%           82.55%           60.17%            78.89%
Weighted Average Combined Original LTV
  Ratio:(9)                                            80.28%           76.80%           82.55%           86.13%            81.57%
Weighted Average Combined LTV with Silent
  Seconds(9):                                          85.42%           79.40%           89.91%           88.28%            87.15%
Weighted Average Stated Remaining Term (months):          360              351              361              304               354
Weighted Average Seasoning (months):                        2                2                1                1                 2
Weighted Average Months to Roll:(10)                       24                0               25                0                25
Weighted Average Gross Margin:(10)                      5.93%            0.00%            5.84%            0.00%             5.88%
Weighted Average Initial Rate Cap:(10)                  2.58%            0.00%            2.49%            0.00%             2.53%
Weighted Average Periodic Rate Cap:(10)                 1.07%            0.00%            1.08%            0.00%             1.08%
Weighted Average Gross Maximum Lifetime
  Rate:(10)                                            15.10%            0.00%           15.01%            0.00%            15.05%
Percentage of Mortgage Loans with
Silent Seconds:(11)                                    18.39%            9.04%           21.37%            8.36%            17.84%
Weighted Average Debt to Income Ratio at
  Origination:                                         43.14%           41.91%           42.24%           40.54%            42.38%
Weighted Average % of Loans with Mortgage
  Insurance:                                            0.00%            0.00%            0.00%            0.00%             0.00%
---------------------------------------------- --------------- ---------------- ---------------- ---------------- ----------------

(7) All percentages calculated in this table are based on scheduled principal balances unless otherwise noted as of the statistical calculation date.

(8) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the servicing and master servicing fee rates.

(9) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio. With respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate lien mortgage loans outside of the mortgage pool secured by the same mortgaged properties, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.

(10) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.

(11) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

| | The mortgage loans in the transaction consist of subprime, first and second lien, adjustable and fixed rate mortgage loans (the "Mortgage Loans"). The underlying loans were originated by the following mortgage originators: NovaStar Mortgage, Inc., ("NovaStar") (22.25%), Aames Capital Corporation ("Aames") (20.24%), SouthStar Funding Corp. ("SouthStar") (12.49%), and other sellers which make up approximately 45.02% of the entire pool, each less than 10%.

| | Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 2.10%, and excess spread.

| | The mortgage loans will be serviced by Avelo Mortgage, L.L.C ("Avelo") (62.20%), and Litton Loan Servicing LP ("Litton") (37.80%). Wells Fargo Bank, N.A. ("Wells Fargo") will be the master servicer, securities administrator and paying agent and will be required to monitor the performance of the servicers.

| | None of the mortgage loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

| | The transaction will be modeled on INTEX as "GSA06HE8" and on Bloomberg as "GSAMP 06-HE8".

| | This transaction will contain a swap agreement with an initial swap notional amount of approximately [$998,148,142]. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each distribution date prior to the termination of the swap agreement, the trust will be obligated to pay to the swap provider an amount equal to a per annum rate of 4.95% (on an actual/360 basis), on the swap notional amount and the trust will be entitled to receive from the swap provider an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount.

| | This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap"). Under the interest rate cap agreement, on each Distribution Date commencing on June 2007 and ending on December 2011, the trust will be entitled to receive an amount equal to the product of (x) a per annum rate equal to the excess, if any, of (i) one-month LIBOR (as determined pursuant to the cap agreement), over (ii) 6.50%, (y) the cap notional amount as set forth below for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360. The cap notional amount will amortize in accordance with the attached Interest Rate Cap schedule.

| | The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:  December 27, 2006

Statistical             November 1, 2006
Calculation Date:

Cut-off Date:           December 1, 2006

Expected Pricing Date:  On or prior to December 18, 2006

First Distribution      January 25, 2007
Date:

Key Terms
---------

Offered Certificates:      Class A and Class M Certificates

Class A Certificates:      Class A-1 and Class A-2 Certificates

Class A-2 Certificates:    Class A-2A, Class A-2B, Class A-2C and Class A-2D
                           Certificates

Sequential Class M         Class M-1, Class M-2 and Class M-3 Certificates
Certificates:

Class M Certificates:      Sequential Class M Certificates and Class M-4, Class
                           M-5, Class M-6, Class M-7,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Class M-8 and Class M-9 Certificates

Class B Certificates:      Class B-1 and Class B-2 Certificates


Non-Offered                Class B Certificates and Residual Certificates
Certificates:

Residual Certificates:     Class R, Class RC and Class RX Certificates

LIBOR Certificates:        Offered Certificates and Class B Certificates

Depositor:                 GS Mortgage Securities Corp.

Lead Manager:              Goldman, Sachs & Co.

Servicers:                 Avelo Mortgage, L.L.C. (62.20%) and Litton Loan
                           Servicing LP (37.80%) are expected to service the Mortgage Loans in this deal once the servicing transfers are completed.

                           As of the closing date, approximately 57.05% of the Mortgage Loans will be serviced by various interim servicers, and will be transferred to Litton and Avelo after the Closing Date. The servicing transfers are expected to be completed by January
                           15, 2007. Although the transfer of servicing with respect to those Mortgage Loans is scheduled to occur by January 15, 2007, all transfers of servicing involve the risk of disruption in collections due to data input errors, misapplied or misdirected payments, system incompatibilities, the requirement to notify the mortgagors about the servicing transfer, delays caused by the transfer of the related servicing mortgage files and records to the new servicer and other reasons.

Trustee:                   LaSalle Bank National Association

Master Servicer and        Wells Fargo Bank, N.A.
Securities
Administrator:

Custodians:                Deutsche Bank National Trust Company (63.15%), U.S.
                           Bank National Association (36.34%) and The Bank of
                           New York Trust Company, N.A. (formerly J.P. Morgan
                           Trust Company, National Association) (0.51%)

Swap and Cap Provider:     Goldman Sachs Mitsui Marine Derivative Products, L.P.

Servicing Fee Rate:        50 bps

Master Servicing and       Approximately 1 bp
Securities
Administrator Fee Rate:

Expense Fee:               The aggregate of the Servicing Fee at the Servicing
                           Fee Rate and the Master Servicing and Securities
                           Administrator Fee at the Master Servicing and
                           Securities Administrator Fee Rate

Expense Fee Rate:          The Servicing Fee Rate and the Master Servicing and
                           Securities Administrator Fee Rate

Distribution Date:         25th day of the month or the following business day

Record Date:               For any Distribution Date, the last business day of
                           the Interest Accrual Period (as defined below)

Delay Days:                0 day delay on all LIBOR Certificates

Prepayment Period:         The calendar month prior to the Distribution Date

Due Period:                The period commencing on the second day of the
                           calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                 Actual/360 basis

Interest Accrual           From the prior Distribution Date to the day prior to
Period:                    the current Distribution Date (except for the initial
                           Interest Accrual Period for which interest will accrue from the Closing Date).

Pricing Prepayment         Adjustable rate Mortgage Loans: CPR starting at 5%
Assumption:                CPR in the : first month of the mortgage loan (i.e.
                           loan age) and increasing to 30% CPR in month 12 (an approximate 2.273%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter.

                           Fixed rate Mortgage Loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:            The trust will consist of subprime, first and second
                           lien, fixed-rate and adjustable-rate residential mortgage loans.

Group I Mortgage Loans:    Approximately $477,660,332 of Mortgage Loans with
                           original principal balances as of the Statistical
                           Calculation Date that conform to the original principal balance limits for one-to four-family residential mortgage loan guidelines set by Fannie
                           Mae or Freddie Mac.

Group II Mortgage          Approximately $558,424,731 of Mortgage Loans with
Loans:                     original principal balances as of the Statistical
                           Calculation Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Excess Spread:             The initial weighted average net interest rate of the
                           Mortgage Loans will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the Mortgage Loan balances as of the Statistical Calculation Date, rolled one month forward using 8% CPR:

                           Initial Gross WAC:(1)                         8.6028%
                             Less Fees & Expenses:(2)                    0.5100%
                                                                      ----------
                           Net WAC:(1)                                   8.0928%
                             Less Initial LIBOR Certificate Interest
                             Rate (Approx.):(3)                          5.6037%
                             Plus Initial Net Swap Inflow:(3)            0.4688%
                                                                      ----------
                           Initial Excess Spread:(1)                     2.9578%

                           (1) This amount will vary on each Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.

                           (2)  Assumes a fee of 51 bps.

                           (3) Assumes 1-month LIBOR equal to 5.433%, initial marketing spreads and a 30-day month. This amount will vary on each Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:        Yes, as to principal and interest, subject to
                           recoverability

Compensating Interest:     Each Servicer will pay compensating interest equal to
                           the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage Loans during the related Prepayment Period and (B) one-half of the applicable Servicing Fee received for the related
                           Distribution Date.

Optional Clean-up Call:    The transaction has a 10% optional clean-up call.

Rating Agencies:           Standard & Poor's Ratings Services, a division of The
                           McGraw-Hill Companies, Inc. and Moody's Investors
                           Service, Inc. will rate all of the Offered
                           Certificates.

Minimum Denomination:      $25,000 with regard to each of the Offered
                           Certificates

Legal Investment:          It is anticipated that the Class A-1 Certificates
                           will be SMMEA eligible.

                           It is anticipated that the Class A-2 Certificates, the Class M Certificates, and the Class B Certificates will not be SMMEA eligible.

ERISA Eligible:            Underwriter's exemption is expected to apply to the
                           Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:             Portions of the trust will be treated as multiple
                           real estate mortgage investment conduits, or REMICs, for federal income tax purposes.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           The Offered Certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Basis risk interest carry forward payments will be treated as payments under a notional principal contract for federal income tax purposes.

                           The discussion contained in this term sheet as to federal, state and local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written to support the promotion of marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your circumstances form an independent tax advisor.

Registration Statement     This term sheet does not contain all information that
and Prospectus:            is required to be included in a registration
                           statement, or in a base prospectus and prospectus supplement.

                           The Depositor has filed a registration statement (including the Prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                           The registration statement referred to above
                           (including the Prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

Risk Factors:              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS INCLUDED
                           IN THE REGISTRATION STATEMENT FOR A DESCRIPTION OF
                           INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION
                           WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.






This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to the lesser of the WAC Cap or the applicable loan group WAC cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group WAC cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group WAC cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.10% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of LIBOR Certificates to the required distributions on the more senior classes of LIBOR Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate LIBOR Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in January 2010; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 50.20%.

--------------------------------------------------------------------------------

                  Initial Credit Enhancement
    Class               Percentage(1)                Stepdown Date Percentage
--------------------------------------------------------------------------------
      A                     25.10%                            50.20%
     M-1                    20.65%                            28.30%
     M-2                    16.60%                            28.30%
     M-3                    14.15%                            28.30%
     M-4                    12.05%                            24.10%
     M-5                    10.05%                            20.10%
     M-6                    8.40%                             16.80%
     M-7                    7.15%                             14.30%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     M-8                    6.30%                             12.60%
     M-9                    5.15%                             10.30%
     B-1                    3.50%                              7.00%
     B-2                    2.10%                              4.20%

(1) Includes initial overcollateralization percentage.


Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 33.00% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------ ------------------------------------------------------------------
   Distribution Dates                         Cumulative Realized Loss Percentage
------------------------------ ------------------------------------------------------------------
January 2009 - December 2009                       1.65% for the first month,
                                  plus an additional 1/12th of 2.05% for each month thereafter
------------------------------ ------------------------------------------------------------------
January 2010 - December 2010                       3.70% for the first month,
                                  plus an additional 1/12th of 2.05% for each month thereafter
------------------------------ ------------------------------------------------------------------
January 2011 - December 2011                       5.75% for the first month,
                                  plus an additional 1/12th of 1.70% for each month thereafter
------------------------------ ------------------------------------------------------------------
January 2012 - December 2012                       7.45% for the first month,
                                  plus an additional 1/12th of 0.90% for each month thereafter
------------------------------ ------------------------------------------------------------------
January 2013 - December 2013                       8.35% for the first month,
                                  plus an additional 1/12th of 0.05% for each month thereafter
------------------------------ ------------------------------------------------------------------
 January 2014 and thereafter                                 8.40%
------------------------------ ------------------------------------------------------------------

40-Year Trigger Event. A 40-Year Trigger Event is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate scheduled principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the actual overcollateralization for such distribution date.

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of LIBOR Certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group WAC Cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group WAC Cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group WAC Cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR Certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any, and any cap payment from the Interest Rate Cap Agreement (both to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 49.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Sequential Class M Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the aggregate class certificate balance of the Sequential Class M Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.70% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 75.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 79.90% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.40% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Residual Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs
      (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until their class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) sequentially, in ascending numerical order, to the Sequential Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Sequential Class M Principal Distribution Amount, until their respective class certificates balances have been reduced to zero,

(iii) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

(v)   certain swap termination payments to the Supplemental Interest Trust, and

(vi) if a 40-Year Trigger Event is in effect, then any remaining amounts will be distributed first, to the Class A-1 and Class A-2 Certificates, allocated to those classes as described under "Principal Distributions on the Certificates" above and then to the Sequential Class M Certificates, allocated to those classes as described under "Principal Distributions on the Certificates" above and then sequentially to the Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates, the lesser of (x) any remaining amounts and (y) the amount necessary to increase the actual overcollateralized amount for such distribution date so that a 40-Year Trigger Event is no longer in effect, in each case, until their respective class certificate balances have been reduced to zero; and

(vii) to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, the net swap receivable from the Swap Provider for such Distribution Date, any swap termination payments owed to the Swap Provider or received from the Swap Provider and cap payments to the trust from the Interest Rate Cap Agreement. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payments (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the required overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow," to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type (1)
-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Product                    No Penalty     0-12 Months    13-24 Months    25-36 Months   37-48 Months   49-60 Months         Total
------------------------------------------------------------------------------------------------------------------------------------
10 YR FIXED                  $529,005              $0              $0        $67,141              $0             $0        $596,147
15 YR FIXED                 1,597,380         107,549          48,830      2,672,606               0              0       4,426,365
2 YR ARM                  123,613,193       6,988,963     196,194,267     27,484,393               0              0     354,280,816
2 YR ARM 40/40              7,853,238         115,400       4,819,810              0               0              0      12,788,448
2 YR ARM BALLOON 40/30     72,835,031       7,990,425     130,282,814     13,110,663               0              0     224,218,933
2 YR ARM BALLOON 45/30        118,385         243,582       2,034,226              0               0              0       2,396,193
2 YR ARM BALLOON 50/30      2,415,891       1,518,441      14,301,404              0               0              0      18,235,737
2 YR ARM IO                28,416,269       5,786,439      55,029,203      9,958,785               0              0      99,190,695
20 YR FIXED                 1,305,857               0               0        965,932               0              0       2,271,789
20 YR FIXED IO                      0         294,000               0              0               0              0         294,000
25 YR FIXED                   128,595               0               0              0               0              0         128,595
3 YR ARM                   22,732,244       2,779,143       1,346,620     15,655,191               0              0      42,513,198
3 YR ARM 40/40                356,178               0               0              0               0              0         356,178
3 YR ARM BALLOON 40/30     23,683,595       1,415,895       3,094,289     13,431,282               0              0      41,625,061
3 YR ARM BALLOON 45/30        138,655               0               0        271,200               0              0         409,855
3 YR ARM BALLOON 50/30      1,959,900       1,694,000         294,400      4,118,800               0              0       8,067,100
3 YR ARM IO                 5,237,952       1,446,300       1,936,080      8,169,805               0              0      16,790,137
30 YR FIXED                27,076,681       5,155,634       5,394,101     84,301,056               0              0     121,927,472
30 YR FIXED IO              1,472,700               0               0      4,256,192               0              0       5,728,892
40 YR FIXED                   633,927               0               0         67,200               0              0         701,127
5 YR ARM                    3,146,868               0               0      4,231,619               0              0       7,378,487
5 YR ARM BALLOON 40/30      3,511,113               0         829,250      4,274,052               0              0       8,614,415
5 YR ARM IO                   659,600         240,000               0      1,451,600               0              0       2,351,200
FIXED BALLOON 30/15        15,914,211       1,104,161       7,946,705      4,388,733               0              0      29,353,811
FIXED BALLOON 40/30         4,207,997       3,432,464         217,352     17,574,876               0              0      25,432,689
FIXED BALLOON 45/30                 0         176,198         661,785      2,039,204               0              0       2,877,187
FIXED BALLOON 50/30                 0         311,200         118,750      1,421,723               0        199,965       2,051,638
FIXED IO                            0               0               0      1,078,899               0              0       1,078,899
------------------------------------------------------------------------------------------------------------------------------------
Total:                   $349,544,466     $40,799,794    $424,549,887   $220,990,951              $0       $199,965  $1,036,085,063
------------------------------------------------------------------------------------------------------------------------------------

(1)   Columns may not add due to rounding.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type (1),(2)
-------------------------------------------------

--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
    Product                   No Penalty       0-12 Months       13-24 Months     25-36 Months      37-48 Months     49-60 Months
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
10 YR FIXED                     0.05%            0.00%             0.00%             0.01%            0.00%             0.00%
15 YR FIXED                     0.15             0.01              0                 0.26             0                 0
2 YR ARM                       11.93             0.67             18.94              2.65             0                 0
2 YR ARM 40/40                  0.76             0.01              0.47              0                0                 0
2 YR ARM BALLOON 40/30          7.03             0.77             12.57              1.27             0                 0
2 YR ARM BALLOON 45/30          0.01             0.02              0.2               0                0                 0
2 YR ARM BALLOON 50/30          0.23             0.15              1.38              0                0                 0
2 YR ARM IO                     2.74             0.56              5.31              0.96             0                 0
20 YR FIXED                     0.13             0                 0                 0.09             0                 0
20 YR FIXED IO                  0                0.03              0                 0                0                 0
25 YR FIXED                     0.01             0                 0                 0                0                 0
3 YR ARM                        2.19             0.27              0.13              1.51             0                 0
3 YR ARM 40/40                  0.03             0                 0                 0                0                 0
3 YR ARM BALLOON 40/30          2.29             0.14              0.3               1.3              0                 0
3 YR ARM BALLOON 45/30          0.01             0                 0                 0.03             0                 0
3 YR ARM BALLOON 50/30          0.19             0.16              0.03              0.4              0                 0
3 YR ARM IO                     0.51             0.14              0.19              0.79             0                 0
30 YR FIXED                     2.61             0.5               0.52              8.14             0                 0
30 YR FIXED IO                  0.14             0                 0                 0.41             0                 0
40 YR FIXED                     0.06             0                 0                 0.01             0                 0
5 YR ARM                        0.3              0                 0                 0.41             0                 0
5 YR ARM BALLOON 40/30          0.34             0                 0.08              0.41             0                 0
5 YR ARM IO                     0.06             0.02              0                 0.14             0                 0
FIXED BALLOON 30/15             1.54             0.11              0.77              0.42             0                 0
FIXED BALLOON 40/30             0.41             0.33              0.02              1.7              0                 0
FIXED BALLOON 45/30             0                0.02              0.06              0.2              0                 0
FIXED BALLOON 50/30             0                0.03              0.01              0.14             0                 0.02
FIXED IO                        0                0                 0                 0.1              0                 0
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Total:                         33.74%            3.94%            40.98%            21.33%            0.00%             0.02%
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2)   Columns may not add due to rounding.





This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
      o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
      o   1-month and 6-month Forward LIBOR curves (as of close on December 12,
          2006) are used
      o   40% loss severity
      o   There is a 6 month lag in recoveries
      o   100% Principal and Interest Advancing
      o Run to call with collateral losses calculated through the life of the applicable bond
      o   Certificates are priced at par, except M-9 (98.5658)
      o   Assumes bonds pay on 25th of month

------------------------------------------------------------------------------------------------------------------------------------
                                            First Dollar of Loss              LIBOR Flat                    0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class M-1                       CDR (%)                         43.18                        43.26                         45.02
                              Yield (%)                        5.0537                       4.7893                        0.0181
                                    WAL                          2.83                         2.83                          2.73
                      Modified Duration                          2.61                         2.61                          2.59
                       Principal Window                 Oct09 - Oct09                Oct09 - Oct09                 Sep09 - Sep09
                    Principal Writedown              3,439.04 (0.01%)           366,571.25 (0.80%)         6,326,286.33 (13.82%)
                      Total Collat Loss       240,887,344.84 (23.42%)      241,216,198.20 (23.45%)       246,110,113.09 (23.93%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-2                       CDR (%)                         33.07                        33.15                         34.59
                              Yield (%)                        5.0487                       4.7570                        0.0028
                                    WAL                          3.24                         3.24                          3.14
                      Modified Duration                          2.96                         2.96                          2.95
                       Principal Window                 Mar10 - Mar10                Mar10 - Mar10                 Feb10 - Feb10
                    Principal Writedown             52,296.40 (0.13%)           473,916.11 (1.14%)         6,668,627.43 (16.01%)
                      Total Collat Loss       205,822,786.06 (20.01%)      206,202,681.00 (20.05%)       211,262,856.61 (20.54%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-3                       CDR (%)                         27.71                        27.77                         28.65
                              Yield (%)                        5.0929                       4.7350                        0.0345
                                    WAL                          3.58                         3.58                          3.47
                      Modified Duration                          3.23                         3.24                          3.23
                       Principal Window                 Jul10 - Jul10                Jul10 - Jul10                 Jun10 - Jun10
                    Principal Writedown             28,712.87 (0.11%)           376,637.29 (1.49%)         4,461,847.16 (17.71%)
                      Total Collat Loss       185,057,390.01 (17.99%)      185,369,293.48 (18.02%)       188,567,828.47 (18.33%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-4                       CDR (%)                         23.71                        23.77                         24.49
                              Yield (%)                        5.1551                       4.7364                        0.0582
                                    WAL                          3.83                         3.83                          3.71
                      Modified Duration                          3.43                         3.44                          3.43
                       Principal Window                 Oct10 - Oct10                Oct10 - Oct10                 Sep10 - Sep10
                    Principal Writedown             25,453.95 (0.12%)           401,202.88 (1.86%)         4,124,206.53 (19.10%)
                      Total Collat Loss       167,025,193.66 (16.24%)      167,361,622.07 (16.27%)       170,248,867.84 (16.55%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-5                       CDR (%)                         20.33                        20.39                         20.96
                              Yield (%)                        5.1722                       4.7242                        0.0257
                                    WAL                          3.99                         3.99                          3.95
                      Modified Duration                          3.57                         3.57                          3.63
                       Principal Window                 Dec10 - Dec10                Dec10 - Dec10                 Dec10 - Dec10
                    Principal Writedown             28,827.89 (0.14%)           429,990.15 (2.09%)         4,217,491.26 (20.50%)
                      Total Collat Loss       149,443,811.51 (14.53%)      149,804,033.04 (14.57%)       153,204,819.01 (14.90%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-6                       CDR (%)                         17.64                        17.69                         18.22
                              Yield (%)                        5.2315                       4.7862                        0.0170
                                    WAL                          4.24                         4.24                          4.11
                      Modified Duration                          3.76                         3.77                          3.76
                       Principal Window                 Mar11 - Mar11                Mar11 - Mar11                 Feb11 - Feb11
                    Principal Writedown             28,377.78 (0.17%)           380,201.82 (2.24%)         3,670,345.57 (21.63%)
                      Total Collat Loss       135,405,305.87 (13.17%)      135,724,074.96 (13.20%)       138,264,551.14 (13.44%)
------------------------------------------------------------------------------------------------------------------------------------




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
      o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
      o 1-month and 6-month Forward LIBOR curves (as of close on December 12, 2006) are used
      o   40% loss severity
      o   There is a 6 month lag in recoveries
      o   100% Principal and Interest Advancing
      o Run to call with collateral losses calculated through the life of the applicable bond
      o   Certificates are priced at par, except M-9 (98.5658)
      o   Assumes bonds pay on 25th of month

------------------------------------------------------------------------------------------------------------------------------------
                                               First Dollar of Loss              LIBOR Flat                    0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class M-7    CDR (%)                                               15.74                         15.82                        16.21
             Yield (%)                                            5.6585                        4.7237                       0.0958
             WAL                                                    4.41                          4.41                         4.26
             Modified Duration                                      3.84                          3.85                         3.85
             Principal Window                              May11 - May11                 May11 - May11                Apr11 - Apr11
             Principal Writedown                       64,827.53 (0.50%)            645,204.63 (5.02%)        3,111,395.64 (24.20%)
             Total Collat Loss                   124,498,083.90 (12.10%)       125,031,076.24 (12.16%)      126,899,093.25 (12.34%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-8    CDR (%)                                               14.50                        14.60                         14.83
             Yield (%)                                            6.4142                       4.6934                        0.0991
             WAL                                                    4.49                         4.49                          4.42
             Modified Duration                                      3.83                         3.85                           3.9
             Principal Window                              Jun11 - Jun11                Jun11 - Jun11                 Jun11 - Jun11
             Principal Writedown                       52,622.22 (0.60%)           791,056.93 (9.05%)         2,488,116.13 (28.46%)
             Total Collat Loss                   116,776,280.90 (11.35%)      117,462,088.01 (11.42%)       119,033,784.25 (11.57%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-9    CDR (%)                                               12.86                        13.14                         13.42
             Yield (%)                                            7.9568                       4.6768                        0.1450
             WAL                                                    4.66                         4.54                          4.41
             Modified Duration                                      3.83                         3.80                          3.84
             Principal Window                              Aug11 - Aug11                Jul11 - Jul11                 Jul11 - Jul11
             Principal Writedown                       23,103.19 (0.20%)        1,922,896.13 (16.26%)         4,061,762.82 (34.34%)
             Total Collat Loss                   106,482,287.19 (10.35%)      107,902,792.78 (10.49%)       109,882,413.91 (10.68%)
------------------------------------------------------------------------------------------------------------------------------------






This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
      o   Prepayments capped at 85% CPR
      o   Static LIBOR
      o   10% Clean Up Call is not exercised

                               -----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
 -----------------------------------------------------------------------------------------------------------------------------------
 Class A-1    WAL                    4.38             2.97             2.09             1.37             1.17             1.04
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           305              217              162              34               27               24

 Class A-2A   WAL                    1.69             1.24             1.00             0.83             0.72             0.64
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           39               26               22               18               15               13

 Class A-2B   WAL                    3.92             2.57             2.00             1.74             1.47             1.26
              First Prin Pay          39               26               22               18               15               13
              Last Prin Pay           60               36               27               23               20               17

 Class A-2C   WAL                    7.70             5.07             3.00             2.12             1.88             1.68
              First Prin Pay          60               36               27               23               20               17
              Last Prin Pay           142              94               69               30               25               23

 Class A-2D   WAL                    16.49            11.30            8.34             2.67             2.15             1.97
              First Prin Pay          142              94               69               30               25               23
              Last Prin Pay           314              226              172              35               28               25

 Class M-1    WAL                    5.37             3.66             3.92             4.32             3.43             2.91
              First Prin Pay          49               38               43               46               37               31
              Last Prin Pay           83               55               51               59               47               39

 Class M-2    WAL                    9.12             6.01             4.76             5.72             4.54             3.79
              First Prin Pay          83               55               51               59               47               39
              Last Prin Pay           146              96               70               83               66               55

 Class M-3    WAL                    16.46            11.17            8.18             8.48             6.76             5.59
              First Prin Pay          146              96               70               83               66               55
              Last Prin Pay           283              197              148              133              107              88

 Class M-4    WAL                    9.19             6.16             4.86             4.30             3.42             2.90
              First Prin Pay          49               38               42               43               35               30
              Last Prin Pay           253              176              129              100              79               66

 Class M-5    WAL                    9.15             6.13             4.79             4.15             3.30             2.81
              First Prin Pay          49               38               41               41               33               28
              Last Prin Pay           244              169              124              95               76               63

 Class M-6    WAL                    9.11             6.09             4.73             4.04             3.22             2.74
              First Prin Pay          49               37               40               40               32               27
              Last Prin Pay           234              161              118              91               72               60

 Class M-7    WAL                    9.06             6.05             4.68             3.96             3.15             2.68
              First Prin Pay          49               37               39               39               31               27
              Last Prin Pay           224              154              112              86               69               57
 -----------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
      o   Prepayments capped at 85% CPR
      o   Static LIBOR
      o   10% Clean Up Call is not exercised


                               -----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
 -----------------------------------------------------------------------------------------------------------------------------------
 Class M-8    WAL                    9.01             6.02             4.64             3.89             3.11             2.66
              First Prin Pay          49               37               39               38               30               26
              Last Prin Pay           214              147              107              82               65               54

 Class M-9    WAL                    8.95             5.97             4.59             3.84             3.05             2.60
              First Prin Pay          49               37               38               37               30               26
              Last Prin Pay           207              141              103              79               63               52
 -----------------------------------------------------------------------------------------------------------------------------------
















This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
      o   Prepayments capped at 85% CPR
      o   Static LIBOR
      o   10% Clean Up Call is exercised on the first date possible

                                 ---------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
------------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.10             2.76             1.94             1.37             1.17             1.04
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           153              101              74               34               27               24

Class A-2A    WAL                    1.69             1.24             1.00             0.83             0.72             0.64
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           39               26               22               18               15               13

Class A-2B    WAL                    3.92             2.57             2.00             1.74             1.47             1.26
              First Prin Pay          39               26               22               18               15               13
              Last Prin Pay           60               36               27               23               20               17

Class A-2C    WAL                    7.70             5.07             3.00             2.12             1.88             1.68
              First Prin Pay          60               36               27               23               20               17
              Last Prin Pay           142              94               69               30               25               23

Class A-2D    WAL                    12.68            8.37             6.12             2.67             2.15             1.97
              First Prin Pay          142              94               69               30               25               23
              Last Prin Pay           153              101              74               35               28               25

Class M-1     WAL                    5.37             3.66             3.92             4.30             3.42             2.90
              First Prin Pay          49               38               43               46               37               31
              Last Prin Pay           83               55               51               56               45               38

Class M-2     WAL                    9.12             6.01             4.76             4.66             3.74             3.16
              First Prin Pay          83               55               51               56               45               38
              Last Prin Pay           146              96               70               56               45               38

Class M-3     WAL                    12.71            8.39             6.14             4.66             3.74             3.16
              First Prin Pay          146              96               70               56               45               38
              Last Prin Pay           153              101              74               56               45               38

Class M-4     WAL                    8.40             5.57             4.43             3.97             3.16             2.70
              First Prin Pay          49               38               42               43               35               30
              Last Prin Pay           153              101              74               56               45               38

Class M-5     WAL                    8.40             5.57             4.39             3.83             3.05             2.61
              First Prin Pay          49               38               41               41               33               28
              Last Prin Pay           153              101              74               56               45               38

Class M-6     WAL                    8.40             5.56             4.35             3.74             2.98             2.56
              First Prin Pay          49               37               40               40               32               27
              Last Prin Pay           153              101              74               56               45               38

Class M-7     WAL                    8.40             5.56             4.33             3.67             2.93             2.51
              First Prin Pay          49               37               39               39               31               27
              Last Prin Pay           153              101              74               56               45               38
------------------------------------------------------------------------------------------------------------------------------------





This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
      o   Prepayments capped at 85% CPR
      o   Static LIBOR
      o   10% Clean Up Call is exercised on the first date possible

                               -----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA         175 PPA
                               -----------------------------------------------------------------------------------------------------
 Class M-8     WAL                   8.40             5.56             4.31             3.63             2.91            2.50
               First Prin Pay         49               37               39               38               30              26
               Last Prin Pay          153              101              74               56               45              38

 Class M-9     WAL                   8.40             5.56             4.30             3.61             2.87            2.46
               First Prin Pay         49               37               38               37               30              26
               Last Prin Pay          153              101              74               56               45              38
 -----------------------------------------------------------------------------------------------------------------------------------





This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR adjust in accordance with the LIBOR Forward Curves as of close on December 12, 2006,
(ii) day count convention of 30/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

          Distribution    Excess Spread                 Distribution     Excess Spread                Distribution
Period        Date             (%)          Period          Date              (%)          Period         Date     Excess Spread (%)
-------- --------------  ---------------  -----------  --------------  ----------------  ----------  ------------  -----------------
1            Jan-07            3.13           49           Jan-11             4.27           97          Jan-15           4.26
2            Feb-07            2.79           50           Feb-11             4.26           98          Feb-15           4.27
3            Mar-07            3.30           51           Mar-11             4.77           99          Mar-15           4.79
4            Apr-07            2.78           52           Apr-11             4.26          100          Apr-15           4.33
5            May-07            2.95           53           May-11             4.44          101          May-15           4.52
6            Jun-07            2.77           54           Jun-11             4.26          102          Jun-15           4.38
7            Jul-07            2.95           55           Jul-11             4.43          103          Jul-15           4.57
8            Aug-07            2.78           56           Aug-11             4.25          104          Aug-15           4.43
9            Sep-07            2.78           57           Sep-11             4.25          105          Sep-15           4.45
10           Oct-07            2.96           58           Oct-11             4.45          106          Oct-15           4.64
11           Nov-07            2.80           59           Nov-11             4.28          107          Nov-15           4.51
12           Dec-07            2.98           60           Dec-11             4.45          108          Dec-15           4.68
13           Jan-08            2.82           61           Jan-12             4.30          109          Jan-16           4.55
14           Feb-08            2.83           62           Feb-12             4.28          110          Feb-16           4.57
15           Mar-08            3.17           63           Mar-12             4.61          111          Mar-16           4.90
16           Apr-08            2.84           64           Apr-12             4.27          112          Apr-16           4.62
17           May-08            3.02           65           May-12             4.44          113          May-16           4.80
18           Jun-08            2.85           66           Jun-12             4.26          114          Jun-16           4.67
19           Jul-08            3.03           67           Jul-12             4.42          115          Jul-16           4.84
20           Aug-08            2.87           68           Aug-12             4.23          116          Aug-16           4.71
21           Sep-08            2.90           69           Sep-12             4.23          117          Sep-16           4.74
22           Oct-08            3.78           70           Oct-12             4.41          118          Oct-16           4.92
23           Nov-08            4.01           71           Nov-12             4.24          119          Nov-16           4.80
24           Dec-08            4.23           72           Dec-12             4.42          120          Dec-16           4.97
25           Jan-09            4.06           73           Jan-13             4.25
26           Feb-09            4.05           74           Feb-13             4.25
27           Mar-09            4.55           75           Mar-13             4.50
28           Apr-09            4.06           76           Apr-13             3.98
29           May-09            4.24           77           May-13             4.17
30           Jun-09            4.07           78           Jun-13             4.00
31           Jul-09            4.23           79           Jul-13             4.18
32           Aug-09            4.06           80           Aug-13             4.01
33           Sep-09            4.06           81           Sep-13             4.01
34           Oct-09            4.26           82           Oct-13             4.21
35           Nov-09            4.22           83           Nov-13             4.04
36           Dec-09            4.42           84           Dec-13             4.23
37           Jan-10            4.24           85           Jan-14             4.06
38           Feb-10            4.13           86           Feb-14             4.07
39           Mar-10            4.70           87           Mar-14             4.61
40           Apr-10            4.25           88           Apr-14             4.10
41           May-10            4.45           89           May-14             4.29
42           Jun-10            4.29           90           Jun-14             4.13
43           Jul-10            4.45           91           Jul-14             4.32
44           Aug-10            4.28           92           Aug-14             4.16
45           Sep-10            4.27           93           Sep-14             4.17
46           Oct-10            4.45           94           Oct-14             4.37
47           Nov-10            4.29           95           Nov-14             4.22
48           Dec-10            4.45           96           Dec-14             4.40





This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption, and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                                      Loan Group    Loan Group                                                            Loan Group
         Distribution     WAC Cap     I WAC Cap     II WAC Cap              Distribution     WAC Cap     Loan Group I     II WAC Cap
Period       Date           (%)          (%)           (%)        Period        Date           (%)        WAC Cap (%)        (%)
-------  -------------  -----------  ------------  ------------  --------  ---------------  ----------  ---------------  -----------
1           Jan-07           22.98      22.92          23.03        49          Jan-11          25.34          25.27          25.40
2           Feb-07           22.36      22.30          22.40        50          Feb-11          25.31          25.24          25.37
3           Mar-07           23.09      23.04          23.14        51          Mar-11          26.57          26.49          26.65
4           Apr-07           22.13      22.08          22.18        52          Apr-11          25.27          25.19          25.33
5           May-07           22.25      22.20          22.30        53          May-11          25.71          25.60          25.81
6           Jun-07           22.41      22.35          22.45        54          Jun-11          25.30          25.17          25.41
7           Jul-07           22.64      22.59          22.69        55          Jul-11          25.68          25.54          25.79
8           Aug-07           22.35      22.29          22.40        56          Aug-11          25.25          25.11          25.36
9           Sep-07           22.31      22.26          22.36        57          Sep-11          25.24          25.12          25.35
10          Oct-07           22.54      22.48          22.59        58          Oct-11          25.66          25.56          25.74
11          Nov-07           22.24      22.18          22.28        59          Nov-11          25.27          25.16          25.37
12          Dec-07           22.46      22.40          22.51        60          Dec-11          25.67          25.53          25.78
13          Jan-08           22.16      22.10          22.21        61          Jan-12          12.06          11.92          12.17
14          Feb-08           22.12      22.06          22.17        62          Feb-12          12.04          11.91          12.15
15          Mar-08           22.62      22.56          22.67        63          Mar-12          12.85          12.71          12.98
16          Apr-08           22.04      21.98          22.09        64          Apr-12          12.01          11.88          12.13
17          May-08           22.26      22.20          22.32        65          May-12          12.40          12.26          12.52
18          Jun-08           21.96      21.90          22.01        66          Jun-12          11.98          11.84          12.10
19          Jul-08           22.19      22.12          22.24        67          Jul-12          12.36          12.22          12.48
20          Aug-08           21.89      21.82          21.94        68          Aug-12          11.95          11.81          12.07
21          Sep-08           21.89      21.82          21.95        69          Sep-12          11.93          11.79          12.05
22          Oct-08           23.15      23.26          23.06        70          Oct-12          12.31          12.16          12.44
23          Nov-08           23.28      23.34          23.24        71          Nov-12          11.90          11.75          12.02
24          Dec-08           23.54      23.55          23.53        72          Dec-12          12.28          12.13          12.41
25          Jan-09           23.10      23.10          23.09        73          Jan-13          11.87          11.72          11.99
26          Feb-09           23.03      23.03          23.03        74          Feb-13          11.85          11.70          11.97
27          Mar-09           24.01      24.00          24.02        75          Mar-13          13.10          12.93          13.24
28          Apr-09           23.39      23.47          23.32        76          Apr-13          11.81          11.66          11.94
29          May-09           23.89      23.95          23.84        77          May-13          12.19          12.03          12.33
30          Jun-09           23.54      23.57          23.51        78          Jun-13          11.78          11.62          11.91
31          Jul-09           23.82      23.85          23.79        79          Jul-13          12.16          11.99          12.29
32          Aug-09           23.43      23.47          23.41        80          Aug-13          11.75          11.59          11.88
33          Sep-09           23.41      23.43          23.40        81          Sep-13          11.73          11.57          11.86
34          Oct-09           24.12      24.23          24.03        82          Oct-13          12.10          11.93          12.24
35          Nov-09           24.06      24.10          24.02        83          Nov-13          11.69          11.53          11.83
36          Dec-09           24.43      24.41          24.44        84          Dec-13          12.07          11.89          12.21
37          Jan-10           24.01      23.99          24.02        85          Jan-14          11.66          11.49          11.80
38          Feb-10           24.32      24.31          24.34        86          Feb-14          11.64          11.47          11.78
39          Mar-10           25.48      25.46          25.51        87          Mar-14          12.87          12.68          13.03
40          Apr-10           24.69      24.75          24.63        88          Apr-14          11.61          11.43          11.75
41          May-10           25.33      25.33          25.33        89          May-14          11.97          11.79          12.13
42          Jun-10           24.96      24.93          24.99        90          Jun-14          11.57          11.39          11.72
43          Jul-10           25.32      25.29          25.35        91          Jul-14          11.94          11.75          12.09
44          Aug-10           24.91      24.88          24.95        92          Aug-14          11.53          11.35          11.68
45          Sep-10           24.91      24.86          24.94        93          Sep-14          11.52          11.33          11.67
46          Oct-10           25.56      25.59          25.53        94          Oct-14          11.88          11.69          12.04
47          Nov-10           25.35      25.32          25.38        95          Nov-14          11.48          11.30          11.63
48          Dec-10           25.77      25.70          25.83        96          Dec-14          11.84          11.65          12.00



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption, and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                Distribution      WAC Cap       Loan Group 1     Loan Group II
    Period          Date            (%)         WAC Cap (%)      WAC Cap (%)
------------  --------------  -------------  ---------------  ----------------
      97           Jan-15          11.44           11.26            11.60
      98           Feb-15          11.43           11.24            11.58
      99           Mar-15          12.63           12.42            12.81
     100           Apr-15          11.39           11.20            11.55
     101           May-15          11.75           11.55            11.92
     102           Jun-15          11.35           11.16            11.52
     103           Jul-15          11.71           11.51            11.88
     104           Aug-15          11.32           11.12            11.48
     105           Sep-15          11.30           11.10            11.47
     106           Oct-15          11.66           11.45            11.83
     107           Nov-15          11.26           11.06            11.43
     108           Dec-15          11.62           11.41            11.80
     109           Jan-16          11.23           11.02            11.40
     110           Feb-16          11.21           11.00            11.38
     111           Mar-16          11.96           11.74            12.15
     112           Apr-16          11.17           10.96            11.35
     113           May-16          11.52           11.30            11.71
     114           Jun-16          11.13           10.92            11.31
     115           Jul-16          11.49           11.26            11.67
     116           Aug-16          11.10           10.88            11.28
     117           Sep-16          11.08           10.86            11.26
     118           Oct-16          11.43           11.20            11.62
     119           Nov-16          11.04           10.82            11.23
     120           Dec-16          11.39           11.16            11.59





This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of [$998,148,142]. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.95% (on an actual/360 basis) on the swap notional amount balance to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                 Swap Schedule

                                Swap Notional                                                          Swap Notional
Period    Distribution Date      Amount ($)                      Period        Distribution Date       Amount ($)
------    -----------------     -------------    -----------     ------        -----------------       -------------
 1              Jan-07            998,148,142                      38               Feb-10             141,769,722
 2              Feb-07            983,022,455                      39               Mar-10             134,388,773
 3              Mar-07            964,840,632                      40               Apr-10             127,409,133
 4              Apr-07            943,644,076                      41               May-10             120,808,273
 5              May-07            919,501,091                      42               Jun-10             114,565,101
 6              Jun-07            892,508,250                      43               Jul-10             108,659,401
 7              Jul-07            862,790,639                      44               Aug-10             103,072,204
 8              Aug-07            830,500,629                      45               Sep-10             97,785,706
 9              Sep-07            795,825,021                      46               Oct-10             92,783,129
10              Oct-07            759,085,618                      47               Nov-10             88,048,655
11              Nov-07            722,554,154                      48               Dec-10             83,567,373
12              Dec-07            687,475,270                      49               Jan-11             79,156,417
13              Jan-08            654,045,417                      50               Feb-11             74,888,319
14              Feb-08            622,186,495                      51               Mar-11             70,846,965
15              Mar-08            591,824,122                      52               Apr-11             67,019,824
16              Apr-08            562,887,462                      53               May-11             63,395,082
17              May-08            535,309,053                      54               Jun-11             59,961,591
18              Jun-08            509,016,745                      55               Jul-11             56,708,844
19              Jul-08            483,944,672                      56               Aug-11             53,626,894
20              Aug-08            460,042,470                      57               Sep-11             50,706,420
21              Sep-08            437,214,805                      58               Oct-11             47,938,569
22              Oct-08            414,382,591                      59               Nov-11             45,314,566
23              Nov-08            373,742,413                      60               Dec-11             42,825,226
24              Dec-08            327,447,017
25              Jan-09            285,803,417
26              Feb-09            260,305,979
27              Mar-09            245,808,764
28              Apr-09            243,748,583
29              May-09            230,757,236
30              Jun-09            218,485,698
31              Jul-09            206,892,885
32              Aug-09            195,939,957
33              Sep-09            185,590,540
34              Oct-09            175,810,469
35              Nov-09            166,567,648
36              Dec-09            157,832,775
37              Jan-10            149,575,918





This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Cap. This transaction will contain a one-month LIBOR interest rate cap agreement with an initial notional amount of $0, a strike rate of one-month LIBOR equal to a per annum rate of 6.50% (on an actual/360 basis) and a term of
60. The Interest Rate Cap notional amount will amortize according to the schedule below.

                                                   The Interest Rate Cap Schedule

                                 Interest Rate Cap                                                        Interest Rate Cap
Period      Distribution Date   Notional Amount ($)                 Period        Distribution Date      Notional Amount ($)
------      -----------------   -------------------                 ------        -----------------      -------------------
   1              Jan-07                   0                          38               Feb-10                172,676,798
   2              Feb-07                   0                          39               Mar-10                169,893,772
   3              Mar-07                   0                          40               Apr-10                167,045,949
   4              Apr-07                   0                          41               May-10                164,144,606
   5              May-07                   0                          42               Jun-10                161,200,359
   6              Jun-07              41,076,556                      43               Jul-10                158,222,375
   7              Jul-07              51,319,032                      44               Aug-10                155,219,172
   8              Aug-07              62,384,344                      45               Sep-10                152,198,675
   9              Sep-07              74,168,404                      46               Oct-10                149,168,124
  10              Oct-07              86,507,272                      47               Nov-10                146,134,132
  11              Nov-07              98,439,284                      48               Dec-10                143,102,714
  12              Dec-07              109,463,589                     49               Jan-11                140,248,164
  13              Jan-08              119,525,021                     50               Feb-11                137,489,607
  14              Feb-08              128,682,025                     51               Mar-11                134,735,142
  15              Mar-08              136,989,889                     52               Apr-11                131,989,552
  16              Apr-08              144,500,909                     53               May-11                129,257,173
  17              May-08              151,264,538                     54               Jun-11                126,541,914
  18              Jun-08              157,330,564                     55               Jul-11                123,847,316
  19              Jul-08              162,744,431                     56               Aug-11                121,176,515
  20              Aug-08              167,544,187                     57               Sep-11                118,532,396
  21              Sep-08              171,784,237                     58               Oct-11                115,917,410
  22              Oct-08              175,869,420                     59               Nov-11                113,332,470
  23              Nov-08              186,113,847                     60               Dec-11                110,775,921
  24              Dec-08              197,046,621
  25              Jan-09              204,784,076
  26              Feb-09              207,158,985
  27              Mar-09              204,481,062
  28              Apr-09              191,011,769
  29              May-09              188,993,638
  30              Jun-09              186,756,557
  31              Jul-09              184,324,506
  32              Aug-09              181,719,499
  33              Sep-09              178,962,099
  34              Oct-09              176,071,450
  35              Nov-09              173,065,373
  36              Dec-09              169,961,752
  37              Jan-10              166,773,707



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
---------------------------

                            The Mortgage Loans - All Collateral

 Scheduled Principal Balance:                                 $1,036,085,063
 Number of Mortgage Loans:                                             5,943
 Average Scheduled Principal Balance:                               $174,337
 Weighted Average Gross Coupon:                                       8.603%
 Weighted Average Net Coupon: (2)                                     8.093%
 Weighted Average Current FICO Score:                                    619
 Weighted Average Original LTV Ratio:                                 78.89%
 Weighted Average Combined Original LTV
 Ratio:                                                               81.57%
 Weighted Average Stated Remaining Term
 (months):                                                               354
 Weighted Average Seasoning (months):                                      2
 Weighted Average Months to Roll: (3)                                     25
 Weighted Average Gross Margin: (3)                                    5.88%
 Weighted Average Initial Rate Cap: (3)                                2.53%
 Weighted Average Periodic Rate Cap: (3)                               1.08%
 Weighted Average Gross Maximum Lifetime Rate: (3)                    15.05%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                                    Distribution by Current Principal Balance - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Current Principal       Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Balance                of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          450       $14,801,105      1.43%    11.355%    629     $32,891     94.90%     94.96%     62.84%     94.70%
$50,001 - $75,000        708        44,289,410      4.27     10.131     608      62,556     84.40      86.94      61.59      78.59
$75,001 - $100,000       797        69,492,421      6.71      9.263     606      87,192     81.69      86.01      67.16      87.68
$100,001 - $125,000      687        77,619,626      7.49      8.936     608     112,983     81.94      86.48      69.00      90.07
$125,001 - $150,000      587        80,505,914      7.77      8.695     612     137,148     81.19      86.62      68.52      91.48
$150,001 - $200,000      901       156,587,702     15.11      8.533     614     173,793     80.62      86.61      62.54      91.92
$200,001 - $250,000      592       131,864,328     12.73      8.383     617     222,744     80.94      86.55      56.07      92.32
$250,001 - $300,000      399       109,221,660     10.54      8.293     624     273,738     80.20      86.79      47.99      93.82
$300,001 - $350,000      291        94,415,712      9.11      8.419     618     324,453     81.36      86.77      48.18      93.46
$350,001 - $400,000      160        59,918,667      5.78      7.977     629     374,492     80.89      87.48      48.08      96.23
$400,001 & Above         371       197,368,517     19.05      8.305     630     531,991     82.15      88.61      41.18      95.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                 5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================











This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                           Distribution by Current Rate - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Current Rate           of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%             13        $2,978,959      0.29%     5.825%    679    $229,151     72.78%     76.57%    100.00%    100.00%
6.00 - 6.49%            108        25,921,949      2.50      6.301     654     240,018     70.70      77.28      85.68     100.00
6.50 - 6.99%            314        75,112,208      7.25      6.788     645     239,211     74.54      81.19      75.62      98.39
7.00 - 7.49%            480       105,626,770     10.19      7.263     641     220,056     76.66      85.56      66.17      98.44
7.50 - 7.99%            858       187,161,490     18.06      7.777     628     218,137     79.64      87.87      61.99      95.62
8.00 - 8.49%            668       142,914,874     13.79      8.244     628     213,944     80.30      88.88      52.44      93.64
8.50 - 8.99%            834       153,525,413     14.82      8.745     612     184,083     82.74      88.16      53.48      93.82
9.00% & Above         2,668       342,843,400     33.09     10.148     597     128,502     86.58      88.22      42.84      84.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================

                                           Distribution by Credit Score - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Credit Score           of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above              97       $19,153,932      1.85%     8.120%    764    $197,463     81.58%     90.57%     31.15%     78.46%
720 - 739                94        17,996,383      1.74      7.975     730     191,451     81.52      90.64      43.01      77.74
700 - 719               131        25,411,777      2.45      8.058     708     193,983     83.31      91.72      32.75      82.00
680 - 699               286        56,141,360      5.42      7.974     688     196,298     81.68      90.30      40.19      87.66
660 - 679               447        84,013,058      8.11      8.151     669     187,949     81.76      90.78      38.59      86.04
640 - 659               879       161,869,590     15.62      8.350     649     184,152     81.97      91.01      42.27      88.83
620 - 639               839       148,803,314     14.36      8.350     629     177,358     82.00      89.07      53.47      92.88
600 - 619               950       161,208,559     15.56      8.547     609     169,693     82.49      87.53      64.05      94.50
580 - 599               768       129,775,256     12.53      8.779     589     168,978     82.54      86.48      64.80      95.64
560 - 579               531        86,971,645      8.39      9.169     569     163,788     82.86      83.89      69.93      96.32
540 - 559               420        71,128,519      6.87      9.197     550     169,354     78.98      79.30      64.60      97.93
520 - 539               300        44,279,004      4.27      9.551     530     147,597     77.44      77.84      72.78      96.16
500 - 519               201        29,332,667      2.83      9.922     511     145,934     74.37      75.06      69.84      99.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================

                                               Distribution by Lien - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Lien                   of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1                    5,284    $1,001,180,707     96.63%     8.498%    618    $189,474     80.95%     86.72%     55.63%     91.94%
 2                      659        34,904,356      3.37     11.603     646      52,966     99.48      99.48      42.73      98.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================






This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                      Distribution by Combined Original LTV - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Combined Original       Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
LTV                    of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          255       $36,493,314      3.52%     7.968%    611    $143,111     49.22%     49.33%     61.02%     97.80%
60.01 - 70.00%          545       100,877,570      9.74      7.793     609     185,096     67.55      74.61      64.34      95.69
70.01 - 80.00%        2,252       455,878,450     44.00      8.213     624     202,433     78.71      89.30      52.16      95.32
80.01 - 85.00%          586       117,490,102     11.34      8.625     604     200,495     84.41      85.15      53.80      91.51
85.01 - 90.00%        1,025       174,573,383     16.85      9.102     614     170,315     89.69      90.52      55.15      84.41
90.01 - 95.00%          668       118,113,180     11.40      9.395     624     176,816     94.71      94.72      62.26      85.52
95.01 - 100.00%         612        32,659,063      3.15     11.639     645      53,364     99.91      99.91      42.33      98.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================


                                           Distribution by Original LTV - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Orignal LTV            of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          914       $71,397,669      6.89%     9.745%    628     $78,116     73.79%     73.85%     52.08%     98.28%
60.01 - 70.00%          545       100,877,570      9.74      7.793     609     185,096     67.55      74.61      64.34      95.69
70.01 - 80.00%        2,252       455,878,450     44.00      8.213     624     202,433     78.71      89.30      52.16      95.32
80.01 - 85.00%          585       117,464,616     11.34      8.625     604     200,794     84.41      85.15      53.79      91.51
85.01 - 90.00%        1,015       174,099,901     16.80      9.098     614     171,527     89.69      90.53      55.14      84.37
90.01 - 95.00%          632       116,366,856     11.23      9.368     623     184,125     94.71      94.72      62.52      85.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================


                                          Distribution by Documentation - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Documentation          of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc              3,607      $571,824,474     55.19%     8.334%    608    $158,532     81.14%     86.21%    100.00%     93.98%
Stated Doc            2,006       397,656,955     38.38      8.990     630     198,234     81.80      88.05       0.00      90.21
Limited Doc             251        50,515,922      4.88      8.527     630     201,259     84.19      90.27       0.00      88.97
No Doc                   78        15,763,712      1.52      8.855     695     202,099     83.11      88.52       0.00      87.78
No Ratio                  1           324,000      0.03      8.125     684     324,000     80.00      90.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================


                                             Distribution by Purpose - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
  Purpose              of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi          3,401      $644,108,273     62.17%     8.461%    609    $189,388     79.63%     82.88%     59.10%     95.12%
Purchase              2,273       346,445,229     33.44      8.870     637     152,418     85.13      95.25      46.18      86.36
Rate/Term
Refi                    269        45,531,561      4.39      8.565     611     169,262     82.01      85.91      68.46      94.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            Distribution by Occupancy - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Occupancy              of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        5,366      $954,918,716     92.17%     8.539%    616    $177,957     81.21%     87.16%     56.28%    100.00%
Investor                487        62,865,182      6.07      9.397     652     129,087     85.64      86.36      46.20       0.00
Second Home              90        18,301,165      1.77      9.199     644     203,346     86.63      89.34      29.30       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================


                                          Distribution by Property Type - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Property Type          of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family         4,908      $826,526,294     79.77%     8.580%    616    $168,404     81.29%     86.59%     57.12%     93.38%
PUD                     512       114,542,477     11.06      8.684     626     223,716     83.74      90.02      47.03      93.82
2 Family                191        38,083,790      3.68      8.585     633     199,392     79.35      86.31      50.82      78.87
Condo                   231        34,996,878      3.38      8.659     637     151,502     81.98      90.08      49.49      81.39
3-4 Family               58        16,329,974      1.58      9.088     649     281,551     84.50      90.80      41.01      75.53
Townhouse                38         4,980,650      0.48      8.839     618     131,070     82.61      88.44      36.64      84.04
Coop                      5           625,000      0.06      7.672     595     125,000     82.98      82.98     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                5,943     1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================


                                                Distribution by State - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
State                  of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                      792      $147,222,590     14.21%     8.404%    622    $185,887     80.16%     85.35%     45.03%     91.29%
CA                      389       124,564,049     12.02      7.917     634     320,216     79.29      86.11      48.09      96.38
NY                      213        64,043,460      6.18      8.536     623     300,674     77.49      84.23      43.84      92.94
MD                      214        50,943,355      4.92      8.316     622     238,053     81.47      86.36      61.69      93.74
TX                      427        47,754,942      4.61      9.042     608     111,838     82.06      87.18      59.82      93.46
GA                      280        43,402,096      4.19      9.195     616     155,007     85.85      91.23      56.28      84.69
VA                      203        39,447,506      3.81      8.248     624     194,323     79.74      87.24      64.44      95.38
AZ                      212        38,299,271      3.70      8.457     621     180,657     79.09      85.61      46.25      94.52
NJ                      152        36,673,786      3.54      8.803     607     241,275     77.00      81.77      49.62      95.90
MI                      304        36,540,589      3.53      9.190     604     120,199     85.05      89.52      68.22      86.38
Other                 2,757       407,193,420     39.30      8.794     615     147,694     83.43      88.65      60.63      91.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Zip - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
 Zip                   of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 33027                    8        $3,327,644      0.32%     8.833%    608    $415,955     84.85%     88.07%     59.28%    100.00%
 33029                    5         2,533,318      0.24      9.631     605     506,664     87.98      93.85      38.93     100.00
 20735                    7         2,015,874      0.19      8.633     642     287,982     79.94      87.38      35.49     100.00
 92880                    5         1,892,399      0.18      8.015     673     378,480     75.48      84.36      42.73     100.00
 20784                    8         1,843,210      0.18      8.450     614     230,401     86.65      96.00      53.37     100.00
 20744                    5         1,835,889      0.18      7.542     648     367,178     81.75      85.10      60.25     100.00
 33068                    7         1,813,315      0.18      8.454     620     259,045     83.50      86.86      56.20     100.00
 84780                    4         1,724,237      0.17      8.851     716     431,059     83.68      99.10       0.00     100.00
 33023                   10         1,723,356      0.17      7.985     589     172,336     77.26      83.50      68.82     100.00
 30294                    9         1,706,750      0.16      8.576     632     189,639     83.69      87.55      61.43      61.43
 Other                5,875     1,015,669,072     98.03      8.604     618     172,880     81.55      87.11      55.33      92.07
------------------------------------------------------------------------------------------------------------------------------------
 Total:               5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================


                                   Distribution by Remaining Months to Maturity - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Remaining Months        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
To Maturity            of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                599       $34,376,322      3.32%    11.163%    642     $57,390     95.48%     95.54%     47.09%     98.61%
 181 - 240               44         2,565,789      0.25      9.054     627      58,313     81.78      82.86      95.50      98.06
 241 - 360            5,251       985,297,199     95.10      8.508     618     187,640     81.00      86.78      55.63      91.98
 421 - 480               49        13,845,753      1.34      8.893     638     282,566     87.92      93.65      36.85      88.32
------------------------------------------------------------------------------------------------------------------------------------
 Total:               5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================






This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                        Distribution by Amortization Type - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Amortization Type      of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 10 YR FIXED              6          $596,147      0.06%     8.517%    630     $99,358     70.25%     70.25%    100.00%    100.00%
 15 YR FIXED             61         4,426,365      0.43      8.916     619      72,563     73.36      73.85      80.54      98.83
 2 YR ARM             2,223       354,280,816     34.19      8.977     604     159,371     82.32      86.66      53.11      87.04
 2 YR ARM 40/40          45        12,788,448      1.23      8.910     638     284,188     87.62      93.44      35.81      87.35
 2 YR ARM BALLOON 40/3  951       224,218,933     21.64      8.351     614     235,772     80.14      87.91      51.79      95.64
 2 YR ARM BALLOON 45/3   11         2,396,193      0.23      7.990     654     217,836     85.97      90.79      64.32      89.83
 2 YR ARM BALLOON 50/3   72        18,235,737      1.76      7.889     633     253,274     80.72      90.73      50.62      92.84
 2 YR ARM IO            335        99,190,695      9.57      8.236     642     296,092     82.70      93.29      39.86      96.10
 20 YR FIXED             43         2,271,789      0.22      9.385     613      52,832     83.30      84.53      94.91      97.81
 20 YR FIXED IO           1           294,000      0.03      6.500     732     294,000     70.00      70.00     100.00     100.00
 25 YR FIXED              2           128,595      0.01      9.832     617      64,297     80.00      80.00     100.00     100.00
 3 YR ARM               260        42,513,198      4.10      8.667     607     163,512     80.15      83.26      63.33      91.85
 3 YR ARM 40/40           1           356,178      0.03      9.200     620     356,178     95.00      95.00       0.00     100.00
 3 YR ARM BALLOON 40/3  174        41,625,061      4.02      8.328     618     239,224     80.96      86.15      54.49      94.68
 3 YR ARM BALLOON 45/3    3           409,855      0.04      7.899     662     136,618     88.58      94.59     100.00      63.89
 3 YR ARM BALLOON 50/3   32         8,067,100      0.78      7.622     615     252,097     80.22      84.54      52.52      94.45
 3 YR ARM IO             67        16,790,137      1.62      7.772     659     250,599     82.75      92.60      54.53      90.90
 30 YR FIXED            850       121,927,472     11.77      8.232     630     143,444     79.07      81.85      75.26      94.72
 30 YR FIXED IO          24         5,728,892      0.55      7.829     654     238,704     82.90      86.39      69.61      97.56
 40 YR FIXED              3           701,127      0.07      8.420     650     233,709     89.75      96.75      74.56     100.00
 5 YR ARM                52         7,378,487      0.71      8.369     633     141,894     71.87      78.83      59.12      90.27
 5 YR ARM BALLOON 40/3   37         8,614,415      0.83      7.622     638     232,822     76.10      86.53      79.80     100.00
 5 YR ARM IO             10         2,351,200      0.23      8.065     659     235,120     81.51      93.49      50.00      58.38
 FIXED BALLOON 30/15    532        29,353,811      2.83     11.556     645      55,176     99.32      99.32      40.98      98.55
 FIXED BALLOON 40/30    119        25,432,689      2.45      7.726     633     213,720     76.85      79.97      68.76      93.89
 FIXED BALLOON 45/30     16         2,877,187      0.28      8.276     601     179,824     79.40      80.63     100.00      93.58
 FIXED BALLOON 50/30      9         2,051,638      0.20      7.626     652     227,960     81.23      86.09      50.43      94.21
 FIXED IO                 4         1,078,899      0.10      7.116     671     269,725     80.05      82.19      34.34     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================


                                       Distribution by Initial Periodic Cap - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Initial                 Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Periodic Cap           of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.50%                  174       $29,230,337      2.82%     9.101%    585    $167,990     78.77%     81.53%     66.68%     98.89%
 1.58%                    1           125,600      0.01      7.625     713     125,600     80.00     100.00       0.00     100.00
 1.88%                    1           129,930      0.01      9.100     567     129,930     59.09      59.09       0.00     100.00
 1.98%                    1           213,500      0.02      7.900     632     213,500     94.99      94.99     100.00     100.00
 2.00%                1,864       378,117,466     36.49      8.417     620     202,853     79.73      87.14      52.47      94.10
 3.00%                2,157       417,814,162     40.33      8.730     613     193,702     83.59      89.11      49.61      88.34
 5.00%                   75        13,585,457      1.31      7.862     631     181,139     72.70      81.82      71.04      93.79
 N/A                  1,670       196,868,610     19.00      8.667     633     117,885     81.86      84.22      69.50      95.45
------------------------------------------------------------------------------------------------------------------------------------
 Total:               5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================






This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                           Distribution by Periodic Cap - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Periodic Cap           of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%                3,619      $719,874,131     69.48%     8.542%    617    $198,915     81.53%     88.03%     52.41%     91.01%
 1.50%                  597       107,349,542     10.36      8.823     605     179,815     81.87      87.40      48.98      94.78
 2.00%                   57        11,992,779      1.16      9.227     616     210,400     76.79      80.41      43.14      84.52
 N/A                  1,670       196,868,610     19.00      8.667     633     117,885     81.86      84.22      69.50      95.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================


                                       Distribution by Months to Rate Reset - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Months To               Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Rate Reset             of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 13 - 24              3,637      $711,110,822     68.63%     8.644%    614    $195,521     81.76%     88.22%     50.51%     91.18%
 25 - 36                537       109,761,530     10.59      8.324     620     204,398     80.94      85.96      57.77      92.89
 49 & Above              99        18,344,101      1.77      7.980     639     185,294     75.09      84.33      67.66      90.75
 N/A                  1,670       196,868,610     19.00      8.667     633     117,885     81.86      84.22      69.50      95.45
------------------------------------------------------------------------------------------------------------------------------------
 Total:               5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================


                                        Distribution by Life Maximum Rate - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Life Maximum            Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
  Rate                 of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.00% & Below        1,670      $196,868,610     19.00%     8.667%    633    $117,885     81.86%     84.22%     69.50%     95.45%
 0.01 - 11.99%           18         3,695,307      0.36      6.304     673     205,295     73.16      81.15     100.00     100.00
 12.00 - 12.49%          76        16,579,693      1.60      6.522     646     218,154     69.90      79.55      82.63      98.77
 12.50 - 12.99%         165        41,476,623      4.00      6.834     642     251,373     75.84      86.24      73.29      97.25
 13.00 - 13.49%         238        53,922,024      5.20      7.219     639     226,563     77.03      87.05      64.49      98.15
 13.50 - 13.99%         414        95,291,851      9.20      7.647     627     230,174     78.91      86.64      60.58      96.10
 14.00 - 14.49%         400        90,172,442      8.70      7.944     630     225,431     79.66      89.20      54.56      95.65
 14.50 - 14.99%         600       126,645,067     12.22      8.231     622     211,075     81.49      89.66      52.68      95.46
 15.00 - 15.49%         445        95,942,813      9.26      8.641     625     215,602     82.14      90.33      42.86      88.71
 15.50 - 15.99%         576       107,824,474     10.41      9.087     606     187,195     84.01      88.85      48.40      90.64
 16.00% & Above       1,341       207,666,159     20.04     10.143     584     154,859     85.27      86.32      41.17      82.88
------------------------------------------------------------------------------------------------------------------------------------
 Total:               5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================





This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                              Distribution by Margin - All Collateral

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
  Margin               of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.00% & Below        1,670      $196,868,610     19.00%     8.667%    633    $117,885     81.86%     84.22%     69.50%     95.45%
 0.01 - 4.99%           334        82,992,042      8.01      7.583     641     248,479     79.65      89.05      50.99      94.68
 5.00 - 5.49%           408        90,368,215      8.72      8.061     633     221,491     81.83      90.90      54.39      94.70
 5.50 - 5.99%         1,499       308,066,574     29.73      8.180     621     205,515     79.21      87.85      54.17      93.92
 6.00 - 6.49%         1,097       201,905,007     19.49      8.972     603     184,052     83.09      86.87      52.95      88.53
 6.50 - 6.99%           559        98,304,164      9.49      9.556     594     175,857     83.34      85.53      46.38      89.60
 7.00 - 7.49%           246        36,816,596      3.55      9.928     596     149,661     85.96      87.18      45.88      81.08
 7.50 - 7.99%            97        15,925,325      1.54     10.196     599     164,179     88.74      90.55      31.85      82.17
 8.00 - 8.49%            27         4,080,260      0.39     10.243     617     151,121     91.53      92.03      42.01      77.26
 8.50 - 8.99%             3           342,350      0.03     10.839     586     114,117     89.85      89.85      15.25      57.97
 9.00 - 9.49%             3           415,920      0.04     11.305     567     138,640     95.00      95.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               5,943    $1,036,085,063    100.00%     8.603%    619    $174,337     81.57%     87.15%     55.19%     92.17%
====================================================================================================================================








This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
---------------------------

                          The Mortgage Loans - Group 1

Scheduled Principal Balance:                                     $477,660,332
Number of Mortgage Loans:                                               2,863
Average Scheduled Principal Balance:                                 $166,839
Weighted Average Gross Coupon:                                         8.548%
Weighted Average Net Coupon: (2)                                       8.038%
Weighted Average Current FICO Score:                                      609
Weighted Average Original LTV Ratio:                                   79.62%
Weighted Average Combined Original LTV Ratio:                          79.62%
Weighted Average Stated Remaining Term (months):                          358
Weighted Average Seasoning (months):                                        2
Weighted Average Months to Roll: (3)                                       24
Weighted Average Gross Margin: (3)                                      5.93%
Weighted Average Initial Rate Cap: (3)                                  2.58%
Weighted Average Periodic Rate Cap: (3)                                 1.07%
Weighted Average Gross Maximum Lifetime Rate: (3)                      15.10%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                                        Distribution by Current Principal Balance - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Current Principal       Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
  Balance              of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          22          $918,545      0.19%    10.738%    592     $41,752     82.91%     82.91%     65.18%     59.13%
$50,001 - $75,000       277        17,810,248      3.73      9.860     599      64,297     80.38      83.81      67.70      72.41
$75,001 - $100,000      439        38,317,172      8.02      9.120     602      87,283     79.14      83.52      67.22      85.72
$100,001 - $125,000     392        44,329,598      9.28      8.858     602     113,086     80.36      84.42      73.71      87.45
$125,001 - $150,000     366        50,151,913     10.50      8.486     606     137,027     79.17      84.44      74.47      91.06
$150,001 - $200,000     536        92,976,576     19.46      8.431     610     173,464     78.92      84.50      64.35      90.73
$200,001 - $250,000     330        73,791,916     15.45      8.412     610     223,612     80.31      84.40      61.62      90.77
$250,001 - $300,000     221        60,274,341     12.62      8.264     613     272,735     78.93      83.85      55.74      93.25
$300,001 - $350,000     172        55,947,290     11.71      8.409     613     325,275     80.36      84.67      55.89      91.85
$350,001 - $400,000      75        28,224,591      5.91      8.143     614     376,328     79.00      84.25      51.97      93.33
$400,001 & Above         33        14,918,141      3.12      8.508     626     452,065     81.33      84.53      39.54      83.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================






This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                              Distribution by Current Rate - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Current  Rate          of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%             10        $1,782,026      0.37%     5.846%    658    $178,203     72.89%     79.23%    100.00%    100.00%
6.00 - 6.49%             69        14,433,159      3.02      6.266     652     209,176     68.12      74.16      87.80     100.00
6.50 - 6.99%            192        38,937,988      8.15      6.784     642     202,802     72.18      79.15      82.69      98.67
7.00 - 7.49%            282        52,422,659     10.97      7.260     633     185,896     73.33      81.53      74.74      98.41
7.50 - 7.99%            436        80,060,712     16.76      7.775     621     183,625     78.04      85.41      71.77      94.03
8.00 - 8.49%            342        62,986,633     13.19      8.247     613     184,171     78.97      85.22      63.80      91.77
8.50 - 8.99%            390        64,655,158     13.54      8.755     603     165,782     82.44      86.03      59.08      92.28
9.00% & Above         1,142       162,381,997     34.00     10.035     585     142,191     84.45      85.76      47.72      79.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================


                                              Distribution by Credit Score - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Credit Score           of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above              29        $5,406,185      1.13%     7.550%    767    $186,420     77.48%     83.31%     55.27%     75.16%
720 - 739                29         4,777,038      1.00      7.969     729     164,725     81.27      90.15      50.67      70.49
700 - 719                47         8,485,981      1.78      7.898     709     180,553     79.94      87.96      42.04      67.32
680 - 699               120        21,948,564      4.60      7.713     688     182,905     76.98      85.56      55.39      83.17
660 - 679               208        34,919,477      7.31      7.999     667     167,882     79.77      87.98      46.33      76.16
640 - 659               347        60,532,671     12.67      8.090     649     174,446     79.70      87.47      52.60      82.16
620 - 639               396        69,729,133     14.60      8.175     629     176,084     79.93      86.59      59.93      89.60
600 - 619               405        70,635,789     14.79      8.349     609     174,409     80.40      85.26      69.61      94.06
580 - 599               395        66,681,824     13.96      8.670     589     168,815     81.91      85.88      67.28      93.92
560 - 579               302        44,869,479      9.39      9.159     569     148,574     81.64      82.60      71.63      93.94
540 - 559               262        42,632,512      8.93      9.230     550     162,720     77.76      78.16      65.37      97.49
520 - 539               190        26,587,591      5.57      9.529     530     139,935     76.57      76.74      74.67      94.58
500 - 519               133        20,454,086      4.28      9.937     511     153,790     74.27      74.48      70.05      99.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================


                                                  Distribution by Lien - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
  Lien                 of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1                    2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                          Distribution by Combined Original LTV - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Combined                Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Original LTV           of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below         173       $25,226,921      5.28%     7.876%    611    $145,820     49.13%     49.23%     67.73%     97.73%
 60.01 - 70.00%         399        70,115,628     14.68      7.840     605     175,728     67.60      75.81      65.88      96.24
 70.01 - 80.00%       1,140       197,025,391     41.25      8.275     612     172,829     78.24      86.31      61.48      93.71
 80.01 - 85.00%         286        49,507,286     10.36      8.877     595     173,102     84.47      84.90      56.77      86.25
 85.01 - 90.00%         525        80,634,603     16.88      9.234     608     153,590     89.69      90.14      60.59      79.63
 90.01 - 95.00%         340        55,150,502     11.55      9.434     617     162,207     94.75      94.75      68.53      81.23
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================


                                              Distribution by Original LTV - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Original LTV           of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          173       $25,226,921      5.28%     7.876%    611    $145,820     49.13%     49.23%     67.73%     97.73%
60.01 - 70.00%          399        70,115,628     14.68      7.840     605     175,728     67.60      75.81      65.88      96.24
70.01 - 80.00%        1,140       197,025,391     41.25      8.275     612     172,829     78.24      86.31      61.48      93.71
80.01 - 85.00%          286        49,507,286     10.36      8.877     595     173,102     84.47      84.90      56.77      86.25
85.01 - 90.00%          525        80,634,603     16.88      9.234     608     153,590     89.69      90.14      60.59      79.63
90.01 - 95.00%          340        55,150,502     11.55      9.434     617     162,207     94.75      94.75      68.53      81.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================


                                              Distribution by Documentation - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Documentation          of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc              1,885      $299,164,261     62.63%     8.275%    603    $158,708     79.34%     84.08%    100.00%     93.29%
Stated Doc              933       171,516,295     35.91      9.009     620     183,833     79.85      84.40       0.00      84.06
Limited Doc              45         6,979,777      1.46      8.943     609     155,106     86.06      90.43       0.00      74.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================


                                                 Distribution by Purpose - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
  Purpose              of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi          1,994      $358,193,328     74.99%     8.435%    605    $179,636     78.07%     81.93%     63.44%     94.68%
Purchase                696        90,661,083     18.98      8.976     628     130,260     85.16      93.41      57.10      68.76
Rate/Term Refi          173        28,805,921      6.03      8.613     604     166,508     81.47      84.92      69.95      93.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================





This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Occupancy - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
  Occupancy            of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        2,512      $428,462,448     89.70%     8.445%    605    $170,566     78.92%     84.01%     65.13%    100.00%
Investor                303        40,570,110      8.49      9.490     644     133,895     85.50      85.97      42.27       0.00
Second Home              48         8,627,774      1.81      9.244     639     179,745     86.80      90.00      34.07       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================


                                              Distribution by Property Type - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
  Property              Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
    Type               of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family         2,445      $397,434,161     83.20%     8.532%    607    $162,550     79.45%     83.98%     64.08%     91.82%
PUD                     162        31,485,745      6.59      8.503     615     194,356     81.90      86.91      59.78      90.26
2 Family                109        22,921,203      4.80      8.582     619     210,286     76.89      82.70      53.26      74.55
Condo                   101        15,178,578      3.18      8.591     626     150,283     79.87      86.67      55.52      76.01
3-4 Family               33         8,590,727      1.80      9.266     642     260,325     86.03      89.04      45.98      59.90
Townhouse                11         1,813,917      0.38      8.640     610     164,902     79.63      84.71      46.76      62.35
Coop                      2           236,000      0.05      8.603     575     118,000     83.23      83.23     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================


                                                  Distribution by State - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
   State               of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                      412       $71,573,402     14.98%     8.116%    613    $173,722     77.14%     80.92%     53.08%     90.52%
CA                      135        36,725,765      7.69      7.847     628     272,043     75.15      79.40      57.71      90.44
NY                      112        29,997,507      6.28      8.833     604     267,835     73.45      80.60      48.15      89.34
TX                      224        24,540,518      5.14      9.059     601     109,556     80.30      83.90      72.73      92.75
MD                      112        24,026,501      5.03      8.249     614     214,522     78.90      84.61      70.95      93.61
NJ                      100        22,487,053      4.71      8.783     602     224,871     74.47      79.79      57.85      95.09
GA                      120        19,230,443      4.03      9.365     604     160,254     85.72      90.11      60.35      78.53
AZ                      104        18,735,957      3.92      7.997     618     180,153     76.10      81.82      49.64      93.20
VA                       97        17,594,990      3.68      8.075     614     181,392     76.77      83.06      73.21      94.18
IL                       92        17,066,108      3.57      8.709     616     185,501     85.22      89.04      55.32      97.26
Other                 1,355       195,682,088     40.97      8.741     605     144,415     82.42      86.88      68.68      87.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by Zip - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Zip                    of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 89030                    8        $1,365,668      0.29%     8.225%    590    $170,708     78.48%     88.06%     46.40%    100.00%
 20735                    5         1,195,781      0.25      8.518     627     239,156     72.90      85.44      59.84     100.00
 30294                    6         1,141,843      0.24      8.769     630     190,307     84.78      90.55      84.61      84.61
 32818                    5         1,043,344      0.22      8.316     595     208,669     78.89      84.57      55.41     100.00
 27529                    5         1,041,105      0.22     10.071     562     208,221     89.33      89.33      36.88      90.58
 33023                    5         1,013,241      0.21      7.136     606     202,648     78.45      84.58      84.26     100.00
 11520                    3         1,000,628      0.21      9.008     610     333,543     76.75      82.92      65.65     100.00
 32738                    6           999,739      0.21      8.222     595     166,623     81.49      81.49      69.25     100.00
 20743                    5           990,313      0.21      8.874     614     198,063     82.86      89.97      42.90     100.00
 02301                    3           968,995      0.20      8.217     637     322,998     87.05      97.65     100.00     100.00
Other                 2,812       466,899,675     97.75      8.549     609     166,038     79.59      84.21      62.60      89.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================


                                      Distribution by Remaining Months to Maturity - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Remaining Months        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
To Maturity            of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                 28        $3,216,276      0.67%     8.120%    620    $114,867     67.52%     68.20%     95.43%    100.00%
 181 - 240                8           898,091      0.19      7.896     603     112,261     68.38      68.38     100.00     100.00
 241 - 360            2,807       468,081,360     97.99      8.547     609     166,755     79.62      84.33      62.63      89.68
 421 - 480               20         5,464,605      1.14      9.017     641     273,230     88.95      93.04      37.60      83.97
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================


                                            Distribution by Amortization Type - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Amortization Type      of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 YR FIXED               4          $491,649      0.10%     8.439%    632    $122,912     72.26%     72.26%    100.00%    100.00%
15 YR FIXED              23         2,429,893      0.51      7.955     621     105,648     63.85      64.73      93.95     100.00
2 YR ARM              1,324       195,802,884     40.99      9.040     594     147,887     81.18      84.58      58.88      83.61
2 YR ARM 40/40           19         5,009,079      1.05      9.075     640     263,636     88.40      92.86      31.92      82.52
2 YR ARM BALLOON 40/30  603       127,877,042     26.77      8.262     607     212,068     78.94      85.42      58.80      94.37
2 YR ARM BALLOON 45/30    2           311,457      0.07      7.488     633     155,729     85.66      94.34     100.00     100.00
2 YR ARM BALLOON 50/30   17         2,926,111      0.61      8.635     610     172,124     84.04      89.79      68.43     100.00
2 YR ARM IO              66        14,439,026      3.02      8.191     664     218,773     81.55      93.66      34.51      92.56
20 YR FIXED               8           898,091      0.19      7.896     603     112,261     68.38      68.38     100.00     100.00
25 YR FIXED               1            78,260      0.02      9.010     622      78,260     80.00      80.00     100.00     100.00
3 YR ARM                 82        13,053,418      2.73      8.587     628     159,188     81.40      85.38      58.63      85.58
3 YR ARM BALLOON 40/30   51        10,951,969      2.29      7.990     624     214,744     79.40      87.06      64.03      95.78
3 YR ARM BALLOON 50/30    7         1,402,300      0.29      7.922     616     200,329     83.24      90.44      55.95     100.00
3 YR ARM IO              12         2,796,485      0.59      7.667     678     233,040     81.61      94.28      56.10     100.00
30 YR FIXED             494        70,268,802     14.71      8.186     624     142,245     77.53      80.27      81.76      94.65
40 YR FIXED               1           455,527      0.10      8.375     648     455,527     95.00      95.00     100.00     100.00
5 YR ARM                 39         5,933,591      1.24      8.438     626     152,143     71.20      76.21      60.36      88.83
5 YR ARM BALLOON 40/30   30         6,605,667      1.38      7.676     636     220,189     74.95      84.25      81.03     100.00
5 YR ARM IO               2           492,000      0.10      8.217     637     246,000     80.00     100.00      48.78     100.00
FIXED BALLOON 30/15       1           294,734      0.06      8.950     584     294,734     89.96      89.96     100.00     100.00
FIXED BALLOON 40/30      76        15,014,348      3.14      7.602     625     197,557     75.31      77.98      77.51      92.10
FIXED BALLOON 50/30       1           128,000      0.03      9.160     540     128,000     73.14      73.14       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                          Distribution by Initial Periodic Cap - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Initial                 Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Periodic Cap           of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.50%                    4          $987,600      0.21%     8.940%    643    $246,900     87.21%     87.21%     48.41%    100.00%
 1.88%                    1           129,930      0.03      9.100     567     129,930     59.09      59.09       0.00     100.00
 1.98%                    1           213,500      0.04      7.900     632     213,500     94.99      94.99     100.00     100.00
 2.00%                  992       184,310,280     38.59      8.424     609     185,797     77.29      84.05      59.11      94.57
 3.00%                1,196       191,192,144     40.03      8.918     602     159,860     83.60      87.06      56.58      82.33
 5.00%                   60        10,767,574      2.25      7.936     627     179,460     71.80      79.63      71.95      95.68
 N/A                    609        90,059,304     18.85      8.087     624     147,881     76.80      79.40      81.72      94.51
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================


                                              Distribution by Periodic Cap - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Periodic Cap           of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%                1,964      $340,329,659     71.25%     8.615%    606    $173,284     80.01%     85.38%     60.01%     88.45%
 1.50%                  245        38,172,181      7.99      8.858     611     155,805     83.44      87.35      46.44      88.79
 2.00%                   45         9,099,189      1.90      9.313     601     202,204     76.96      78.97      39.77      92.65
 N/A                    609        90,059,304     18.85      8.087     624     147,881     76.80      79.40      81.72      94.51
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================


                                          Distribution by Months to Rate Reset - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Months to               Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Rate Reset             of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 13 - 24              2,031      $346,365,599     72.51%     8.713%    603    $170,539     80.50%     85.44%     57.56%     88.09%
 25 - 36                152        28,204,172      5.90      8.231     631     185,554     80.74      87.17      60.34      91.69
 49 & Above              71        13,031,257      2.73      8.043     632     183,539     73.43      81.18      70.40      94.91
 N/A                    609        90,059,304     18.85      8.087     624     147,881     76.80      79.40      81.72      94.51
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================


                                            Distribution by Life Maximum Rate - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Life Maximum            Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
   Rate                of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.00% & Below          609       $90,059,304     18.85%     8.087%    624    $147,881     76.80%     79.40%     81.72%     94.51%
 0.01 - 11.99%           13         2,684,974      0.56      6.269     669     206,536     72.64      78.78     100.00     100.00
 12.00 - 12.49%          61        12,150,786      2.54      6.568     648     199,193     68.41      78.19      83.88      98.32
 12.50 - 12.99%         102        22,237,041      4.66      6.842     637     218,010     73.34      84.70      78.04      97.99
 13.00 - 13.49%         128        24,962,376      5.23      7.240     625     195,019     73.33      83.78      69.54      99.47
 13.50 - 13.99%         196        39,718,422      8.32      7.615     618     202,645     76.12      83.99      69.86      95.23
 14.00 - 14.49%         189        36,197,536      7.58      7.978     618     191,521     77.33      85.66      63.50      97.20
 14.50 - 14.99%         278        49,732,633     10.41      8.239     613     178,894     80.87      87.03      61.08      94.41
 15.00 - 15.49%         227        41,939,522      8.78      8.664     612     184,756     82.44      86.87      53.74      84.43
 15.50 - 15.99%         272        45,595,360      9.55      9.135     597     167,630     84.29      87.45      50.76      86.72
 16.00% & Above         788       112,382,379     23.53     10.184     579     142,617     84.38      85.23      45.55      77.58
------------------------------------------------------------------------------------------------------------------------------------
  Total:              2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by Margin - Group 1

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Margin                 of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.00% & Below          609       $90,059,304     18.85%     8.087%    624    $147,881     76.80%     79.40%     81.72%     94.51%
 0.01 - 4.99%           104        19,419,836      4.07      7.605     634     186,729     78.66      85.51      67.10      92.66
 5.00 - 5.49%           160        30,402,968      6.36      8.140     622     190,019     81.60      89.34      61.87      94.32
 5.50 - 5.99%           910       167,169,462     35.00      8.115     615     183,703     77.40      85.57      59.36      92.84
 6.00 - 6.49%           609        97,868,959     20.49      9.026     594     160,704     82.36      84.40      60.60      83.33
 6.50 - 6.99%           295        48,272,592     10.11      9.754     586     163,636     82.51      83.40      50.17      86.20
 7.00 - 7.49%           123        16,793,542      3.52     10.049     585     136,533     86.40      86.93      53.96      76.37
 7.50 - 7.99%            53         7,673,670      1.61     10.443     601     144,786     88.00      88.84      24.92      71.46
------------------------------------------------------------------------------------------------------------------------------------
 Total:               2,863      $477,660,332    100.00%     8.548%    609    $166,839     79.62%     84.29%     62.63%     89.70%
====================================================================================================================================











This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
---------------------------

                          The Mortgage Loans - Group 2

 Scheduled Principal Balance:                                     $558,424,731
 Number of Mortgage Loans:                                               3,080
 Average Scheduled Principal Balance:                                 $181,307
 Weighted Average Gross Coupon:                                         8.650%
 Weighted Average Net Coupon: (2)                                       8.140%
 Weighted Average Current FICO Score:                                      627
 Weighted Average Original LTV Ratio:                                   78.27%
 Weighted Average Combined Original LTV Ratio:                          83.24%
 Weighted Average Stated Remaining Term (months):                          350
 Weighted Average Seasoning (months):                                        1
 Weighted Average Months to Roll: (3)                                       25
 Weighted Average Gross Margin: (3)                                      5.84%
 Weighted Average Initial Rate Cap: (3)                                  2.49%
 Weighted Average Periodic Rate Cap: (3)                                 1.08%
 Weighted Average Gross Maximum Lifetime Rate: (3)                      15.01%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                                        Distribution by Current Principal Balance - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Current Principal       Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
    Balance            of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below         428       $13,882,561      2.49%    11.396%    632     $32,436     95.69%     95.76%     62.68%     97.06%
$50,001 - $75,000       431        26,479,161      4.74     10.312     615      61,437     87.10      89.04      57.47      82.75
$75,001 - $100,000      358        31,175,249      5.58      9.439     612      87,082     84.82      89.07      67.08      90.09
$100,001 - $125,000     295        33,290,028      5.96      9.039     616     112,848     84.04      89.22      62.72      93.57
$125,001 - $150,000     221        30,354,001      5.44      9.041     622     137,348     84.53      90.23      58.69      92.18
$150,001 - $200,000     365        63,611,126     11.39      8.681     619     174,277     83.11      89.69      59.89      93.66
$200,001 - $250,000     262        58,072,412     10.40      8.345     626     221,650     81.75      89.27      49.02      94.28
$250,001 - $300,000     178        48,947,319      8.77      8.328     637     274,985     81.76      90.41      38.45      94.53
$300,001 - $350,000     119        38,468,422      6.89      8.435     626     323,264     82.82      89.81      36.97      95.80
$350,001 - $400,000      85        31,694,075      5.68      7.829     643     372,871     82.57      90.36      44.61      98.81
$400,001 & Above        338       182,450,376     32.67      8.288     630     539,794     82.22      88.95      41.32      95.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                              Distribution by Current Rate - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Current  Rate          of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.50 - 5.99%             3        $1,196,932      0.21%     5.795%    711    $398,977     72.62%     72.62%    100.00%    100.00%
 6.00 - 6.49%            39        11,488,790      2.06      6.345     657     294,584     73.94      81.19      83.03     100.00
 6.50 - 6.99%           122        36,174,219      6.48      6.792     648     296,510     77.09      83.39      68.02      98.08
 7.00 - 7.49%           198        53,204,111      9.53      7.265     648     268,708     79.94      89.54      57.72      98.48
 7.50 - 7.99%           422       107,100,778     19.18      7.779     633     253,793     80.84      89.70      54.68      96.81
 8.00 - 8.49%           326        79,928,242     14.31      8.241     640     245,179     81.34      91.77      43.49      95.12
 8.50 - 8.99%           444        88,870,255     15.91      8.737     619     200,158     82.96      89.71      49.40      94.94
 9.00% & Above        1,526       180,461,403     32.32     10.250     607     118,258     88.51      90.43      38.45      89.66
------------------------------------------------------------------------------------------------------------------------------------
 Total:               3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================


                                              Distribution by Credit Score - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Credit Score           of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above             68       $13,747,747      2.46%     8.344%    762    $202,173     83.19%     93.43%     21.67%     79.76%
 720 - 739               65        13,219,345      2.37      7.976     730     203,375     81.61      90.82      40.24      80.35
 700 - 719               84        16,925,796      3.03      8.138     708     201,498     85.00      93.61      28.09      89.36
 680 - 699              166        34,192,796      6.12      8.142     688     205,981     84.69      93.34      30.43      90.55
 660 - 679              239        49,093,581      8.79      8.260     670     205,412     83.18      92.77      33.09      93.06
 640 - 659              532       101,336,918     18.15      8.506     649     190,483     83.33      93.12      36.09      92.81
 620 - 639              443        79,074,181     14.16      8.504     629     178,497     83.83      91.25      47.78      95.78
 600 - 619              545        90,572,770     16.22      8.702     609     166,189     84.12      89.30      59.71      94.85
 580 - 599              373        63,093,432     11.30      8.895     590     169,151     83.19      87.11      62.17      97.45
 560 - 579              229        42,102,166      7.54      9.180     569     183,852     84.16      85.27      68.12      98.85
 540 - 559              158        28,496,006      5.10      9.147     550     180,354     80.82      81.01      63.44      98.60
 520 - 539              110        17,691,413      3.17      9.584     530     160,831     78.74      79.49      69.95      98.53
 500 - 519               68         8,878,582      1.59      9.887     510     130,567     74.61      76.40      69.37      98.79
------------------------------------------------------------------------------------------------------------------------------------
 Total:               3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================


                                                  Distribution by Lien - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
    Lien               of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1                    2,421      $523,520,375     93.75%     8.453%    625    $216,241     82.16%     88.94%     49.23%     93.97%
 2                      659        34,904,356      6.25     11.603     646      52,966     99.48      99.48      42.73      98.78
------------------------------------------------------------------------------------------------------------------------------------
 Total:               3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================





This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                          Distribution by Combined Original LTV - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Combined                Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Original LTV           of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           82       $11,266,392      2.02%     8.173%    609    $137,395     49.42%     49.58%     46.00%     97.94%
60.01 - 70.00%          146        30,761,942      5.51      7.687     616     210,698     67.44      71.88      60.84      94.46
70.01 - 80.00%        1,112       258,853,059     46.35      8.166     632     232,782     79.07      91.57      45.08      96.55
80.01 - 85.00%          300        67,982,816     12.17      8.442     611     226,609     84.37      85.33      51.63      95.35
85.01 - 90.00%          500        93,938,780     16.82      8.989     619     187,878     89.68      90.85      50.47      88.51
90.01 - 95.00%          328        62,962,678     11.28      9.361     629     191,959     94.67      94.70      56.78      89.28
95.01 - 100.00%         612        32,659,063      5.85     11.639     645      53,364     99.91      99.91      42.33      98.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================


                                              Distribution by Original LTV - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Original LTV           of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below          741       $46,170,748      8.27%    10.766%    637     $62,309     87.27%     87.30%     43.53%     98.58%
60.01 - 70.00%          146        30,761,942      5.51      7.687     616     210,698     67.44      71.88      60.84      94.46
70.01 - 80.00%        1,112       258,853,059     46.35      8.166     632     232,782     79.07      91.57      45.08      96.55
80.01 - 85.00%          299        67,957,330     12.17      8.442     611     227,282     84.37      85.33      51.62      95.35
85.01 - 90.00%          490        93,465,298     16.74      8.980     619     190,746     89.69      90.86      50.44      88.46
90.01 - 95.00%          292        61,216,354     10.96      9.309     629     209,645     94.67      94.71      57.10      89.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================


                                              Distribution by Documentation - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Documentation          of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc              1,722      $272,660,214     48.83%     8.398%    613    $158,339     83.11%     88.55%    100.00%     94.75%
Stated Doc            1,073       226,140,660     40.50      8.975     637     210,756     83.28      90.82       0.00      94.87
Limited Doc             206        43,536,146      7.80      8.460     634     211,341     83.89      90.24       0.00      91.27
No Doc                   78        15,763,712      2.82      8.855     695     202,099     83.11      88.52       0.00      87.78
No Ratio                  1           324,000      0.06      8.125     684     324,000     80.00      90.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================


                                                 Distribution by Purpose - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
    Purpose            of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi          1,407      $285,914,944     51.20%     8.495%    615    $203,209     81.58%     84.08%     53.66%     95.67%
Purchase              1,577       255,784,146     45.80      8.833     640     162,197     85.12      95.90      42.31      92.60
Rate/Term Refi           96        16,725,641      3.00      8.483     623     174,225     82.96      87.62      65.89      96.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Occupancy - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Occupancy              of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        2,854      $526,456,268     94.28%     8.616%    625    $184,463     83.07%     89.72%     49.07%    100.00%
Investor                184        22,295,072      3.99      9.227     666     121,169     85.88      87.07      53.36       0.00
Second Home              42         9,673,391      1.73      9.159     648     230,319     86.49      88.75      25.05       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================


                                              Distribution by Property Type - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Property Type          of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family         2,463      $429,092,133     76.84%     8.623%    624    $174,215     83.00%     89.01%     50.68%     94.83%
PUD                     350        83,056,732     14.87      8.753     631     237,305     84.43      91.19      42.19      95.17
Condo                   130        19,818,300      3.55      8.712     645     152,448     83.61      92.69      44.87      85.50
2 Family                 82        15,162,587      2.72      8.589     653     184,910     83.05      91.76      47.13      85.41
3-4 Family               25         7,739,246      1.39      8.891     657     309,570     82.81      92.76      35.48      92.88
Townhouse                27         3,166,733      0.57      8.953     622     117,286     84.32      90.58      30.85      96.46
Coop                      3           389,000      0.07      7.108     607     129,667     82.83      82.83     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================


                                                  Distribution by State - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
  State                of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                      254       $87,838,284     15.73%     7.946%    636    $345,820     81.01%     88.91%     44.07%     98.87%
FL                      380        75,649,188     13.55      8.676     630     199,077     83.01      89.53      37.41      92.02
NY                      101        34,045,953      6.10      8.273     640     337,089     81.05      87.43      40.04      96.11
MD                      102        26,916,854      4.82      8.377     629     263,891     83.76      87.93      53.42      93.87
GA                      160        24,171,653      4.33      9.059     626     151,073     85.95      92.11      53.03      89.58
TX                      203        23,214,424      4.16      9.025     615     114,357     83.93      90.65      46.17      94.21
VA                      106        21,852,516      3.91      8.387     633     206,156     82.13      90.61      57.39      96.35
MI                      173        19,608,064      3.51      9.266     601     113,341     84.03      89.59      71.43      90.42
AZ                      108        19,563,314      3.50      8.898     623     181,142     81.95      89.24      43.01      95.79
OH                      160        15,872,626      2.84      9.021     621      99,204     86.27      91.61      63.68      85.13
Other                 1,333       209,691,855     37.55      8.860     623     157,308     84.08      89.85      52.00      94.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by Zip - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
 Zip                   of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
33027                     6        $2,600,418      0.47%     9.040%    609    $433,403     85.45%     89.56%     63.25%    100.00%
33029                     4         2,196,886      0.39      9.882     611     549,222     88.86      95.63      29.57     100.00
92880                     5         1,892,399      0.34      8.015     673     378,480     75.48      84.36      42.73     100.00
84780                     3         1,572,237      0.28      8.900     717     524,079     84.04      99.02       0.00     100.00
33068                     6         1,549,731      0.28      8.603     620     258,289     84.10      88.03      48.75     100.00
92557                     5         1,532,578      0.27      8.863     646     306,516     85.29      97.85      21.43     100.00
85218                     2         1,499,141      0.27      8.920     684     749,571     84.00      99.99       0.00     100.00
44139                     4         1,436,231      0.26      8.256     668     359,058     85.94      94.84      55.62      70.32
11236                     3         1,421,018      0.25      7.244     675     473,673     78.54      78.54      68.38     100.00
20148                     2         1,419,604      0.25      8.900     679     709,802     84.00      99.99       0.00     100.00
Other                 3,040       541,304,486     96.93      8.647     626     178,061     83.22      89.51      49.27      94.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================


                                      Distribution by Remaining Months to Maturity - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Remaining Months        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
To Maturity            of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                571       $31,160,046      5.58%    11.477%    644     $54,571     98.36%     98.36%     42.11%     98.47%
 181 - 240               36         1,667,698      0.30      9.678     640      46,325     88.99      90.66      93.07      97.01
 241 - 360            2,444       517,215,839     92.62      8.473     625     211,627     82.24      89.00      49.29      94.06
 421 - 480               29         8,381,148      1.50      8.812     636     289,005     87.24      94.05      36.36      91.15
------------------------------------------------------------------------------------------------------------------------------------
 Total:               3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================












This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            Distribution by Amortization Type - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Amortization Type      of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 YR FIXED               2          $104,497      0.02%     8.886%    625     $52,249     60.82%     60.82%    100.00%    100.00%
15 YR FIXED              38         1,996,472      0.36     10.085     617      52,539     84.95      84.95      64.23      97.40
2 YR ARM                899       158,477,932     28.38      8.900     615     176,282     83.74      89.22      45.99      91.28
2 YR ARM 40/40           26         7,779,369      1.39      8.804     637     299,207     87.12      93.82      38.31      90.46
2 YR ARM BALLOON 40/30  348        96,341,891     17.25      8.469     624     276,845     81.75      91.22      42.48      97.33
2 YR ARM BALLOON 45/30    9         2,084,735      0.37      8.065     657     231,637     86.02      90.26      58.99      88.32
2 YR ARM BALLOON 50/30   55        15,309,626      2.74      7.746     637     278,357     80.09      90.91      47.22      91.47
2 YR ARM IO             269        84,751,669     15.18      8.244     638     315,062     82.90      93.23      40.77      96.71
20 YR FIXED              35         1,373,698      0.25     10.359     621      39,249     93.06      95.08      91.59      96.37
20 YR FIXED IO            1           294,000      0.05      6.500     732     294,000     70.00      70.00     100.00     100.00
25 YR FIXED               1            50,335      0.01     11.110     609      50,335     80.00      80.00     100.00     100.00
3 YR ARM                178        29,459,780      5.28      8.702     597     165,504     79.60      82.32      65.41      94.63
3 YR ARM 40/40            1           356,178      0.06      9.200     620     356,178     95.00      95.00       0.00     100.00
3 YR ARM BALLOON 40/30  123        30,673,092      5.49      8.449     616     249,375     81.52      85.83      51.08      94.28
3 YR ARM BALLOON 45/30    3           409,855      0.07      7.899     662     136,618     88.58      94.59     100.00      63.89
3 YR ARM BALLOON 50/30   25         6,664,800      1.19      7.559     615     266,592     79.59      83.30      51.79      93.28
3 YR ARM IO              55        13,993,652      2.51      7.792     655     254,430     82.97      92.27      54.22      89.08
30 YR FIXED             356        51,658,671      9.25      8.295     638     145,109     81.15      83.99      66.42      94.82
30 YR FIXED IO           24         5,728,892      1.03      7.829     654     238,704     82.90      86.39      69.61      97.56
40 YR FIXED               2           245,600      0.04      8.503     653     122,800     80.00     100.00      27.36     100.00
5 YR ARM                 13         1,444,896      0.26      8.089     661     111,146     74.59      89.58      54.04      96.20
5 YR ARM BALLOON 40/30    7         2,008,748      0.36      7.446     642     286,964     79.91      94.06      75.73     100.00
5 YR ARM IO               8         1,859,200      0.33      8.025     665     232,400     81.91      91.77      50.32      47.37
FIXED BALLOON 30/15     531        29,059,077      5.20     11.582     646      54,725     99.42      99.42      40.38      98.54
FIXED BALLOON 40/30      43        10,418,341      1.87      7.903     645     242,287     79.06      82.84      56.15      96.47
FIXED BALLOON 45/30      16         2,877,187      0.52      8.276     601     179,824     79.40      80.63     100.00      93.58
FIXED BALLOON 50/30       8         1,923,638      0.34      7.524     660     240,455     81.76      86.95      53.79      93.83
FIXED IO                  4         1,078,899      0.19      7.116     671     269,725     80.05      82.19      34.34     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================


                                          Distribution by Initial Periodic Cap - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Initial                 Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Periodic Cap           of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.50%                  170       $28,242,737      5.06%     9.106%    583    $166,134     78.47%     81.33%     67.31%     98.85%
 1.58%                    1           125,600      0.02      7.625     713     125,600     80.00     100.00       0.00     100.00
 2.00%                  872       193,807,185     34.71      8.411     630     222,256     82.05      90.07      46.15      93.65
 3.00%                  961       226,622,019     40.58      8.571     622     235,819     83.58      90.84      43.72      93.40
 5.00%                   15         2,817,883      0.50      7.579     647     187,859     76.17      90.16      67.55      86.55
 N/A                  1,061       106,809,306     19.13      9.157     641     100,669     86.13      88.28      59.19      96.24
------------------------------------------------------------------------------------------------------------------------------------
 Total:               3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================


                                              Distribution by Periodic Cap - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Periodic Cap           of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%                1,655      $379,544,473     67.97%     8.476%    627    $229,332     82.89%     90.40%     45.59%     93.30%
 1.50%                  352        69,177,361     12.39      8.804     601     196,527     81.00      87.43      50.39      98.08
 2.00%                   12         2,893,591      0.52      8.957     660     241,133     76.26      84.93      53.76      58.96
 N/A                  1,061       106,809,306     19.13      9.157     641     100,669     86.13      88.28      59.19      96.24
------------------------------------------------------------------------------------------------------------------------------------
 Total:               3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================





This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                          Distribution by Months to Rate Reset - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Months To               Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Rate Reset             of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 13 - 24              1,606      $364,745,223     65.32%     8.579%    624    $227,114     82.95%     90.86%     43.81%     94.12%
 25 - 36                385        81,557,358     14.60      8.356     616     211,837     81.01      85.55      56.88      93.31
 49 & Above              28         5,312,844      0.95      7.824     655     189,744     79.16      92.04      60.94      80.55
 N/A                  1,061       106,809,306     19.13      9.157     641     100,669     86.13      88.28      59.19      96.24
------------------------------------------------------------------------------------------------------------------------------------
 Total:               3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================


                                            Distribution by Life Maximum Rate - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
Life Maximum            Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
Rate                   of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.00% & Below        1,061      $106,809,306     19.13%     9.157%    641    $100,669     86.13%     88.28%     59.19%     96.24%
 0.01 - 11.99%            5         1,010,333      0.18      6.395     683     202,067     74.52      87.44     100.00     100.00
 12.00 - 12.49%          15         4,428,907      0.79      6.395     643     295,260     73.99      83.27      79.17     100.00
 12.50 - 12.99%          63        19,239,582      3.45      6.825     648     305,390     78.73      88.01      67.79      96.39
 13.00 - 13.49%         110        28,959,648      5.19      7.201     652     263,270     80.22      89.87      60.13      97.02
 13.50 - 13.99%         218        55,573,429      9.95      7.670     633     254,924     80.91      88.53      53.95      96.73
 14.00 - 14.49%         211        53,974,907      9.67      7.922     638     255,805     81.22      91.57      48.57      94.61
 14.50 - 14.99%         322        76,912,434     13.77      8.225     628     238,858     81.90      91.36      47.25      96.14
 15.00 - 15.49%         218        54,003,291      9.67      8.623     636     247,722     81.90      93.01      34.42      92.03
 15.50 - 15.99%         304        62,229,114     11.14      9.052     612     204,701     83.80      89.88      46.66      93.52
 16.00% & Above         553        95,283,780     17.06     10.096     590     172,303     86.32      87.60      36.00      89.13
------------------------------------------------------------------------------------------------------------------------------------
 Total:               3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================



                                                 Distribution by Margin - Group 2

                                                    Pct.                                  Weighted     Wt.
                                                     Of      Weighted  Weighted              Avg.      Avg.
                                                  Pool By      Avg.      Avg.     Avg.     Combined    CLTV        Pct.     Pct.
                        Number    Principal      Principal    Gross    Current  Principal  Original    incld       Full     Owner
    Margin             of Loans    Balance        Balance    Coupon    FICO     Balance       LTV       SS.        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.00% & Below        1,061      $106,809,306     19.13%     9.157%    641    $100,669     86.13%     88.28%     59.19%     96.24%
 0.01 - 4.99%           230        63,572,206     11.38      7.577     644     276,401     79.95      90.13      46.07      95.30
 5.00 - 5.49%           248        59,965,248     10.74      8.022     638     241,795     81.95      91.69      50.59      94.90
 5.50 - 5.99%           589       140,897,111     25.23      8.258     628     239,214     81.37      90.56      48.03      95.19
 6.00 - 6.49%           488       104,036,049     18.63      8.920     612     213,189     83.78      89.20      45.75      93.41
 6.50 - 6.99%           264        50,031,572      8.96      9.365     602     189,514     84.15      87.58      42.73      92.88
 7.00 - 7.49%           123        20,023,054      3.59      9.827     605     162,789     85.58      87.39      39.10      85.03
 7.50 - 7.99%            44         8,251,655      1.48      9.965     597     187,538     89.43      92.15      38.30      92.12
 8.00 - 8.49%            27         4,080,260      0.73     10.243     617     151,121     91.53      92.03      42.01      77.26
 8.50 - 8.99%             3           342,350      0.06     10.839     586     114,117     89.85      89.85      15.25      57.97
 9.00 - 9.49%             3           415,920      0.07     11.305     567     138,640     95.00      95.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               3,080      $558,424,731    100.00%     8.650%    627    $181,307     83.24%     89.60%     48.83%     94.28%
====================================================================================================================================






This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.